Exhibit 10.34

ASSET PURCHASE AGREEMENT

BETWEEN

NEUROMED DEVELOPMENT INC. AND

MALLINCKRODT INC.

Dated as of June 11, 2009

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

This Asset Purchase Agreement (the “Agreement”) contains representations and warranties that Neuromed Development Inc. (“Neuromed”) and Mallinckrodt Inc. (“Mallinckrodt”) made to each other. These representations and warranties were made only for the purposes of the Agreement and solely for the benefit of Neuromed and Mallinckrodt as of specific dates, may be subject to important limitations and qualifications agreed to by the parties thereto and included in confidential disclosure schedules provided by Neuromed and Mallinckrodt to each other in connection with the signing of the Agreement, and may not be complete. Furthermore, these representations and warranties may have been made for the purposes of allocating contractual risk between Neuromed and Mallinckrodt instead of establishing these matters as facts, and may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of the filing of the Agreement by CombinatoRx, Incorporated with the Securities and Exchange Commission. Accordingly, you should not rely upon the representations and warranties contained in the Agreement as characterizations of the actual state of facts, since they were intended to be for the benefit of, and to be limited to, the parties thereto.

i

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

ARTICLE VII	INDEMNIFICATION	16
SECTION 7.1	Survival of Representations and Warranties and Covenants	16

TABLE OF CONTENTS

(Continued)

ii

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

EXHIBITS

Exhibit A	Definitions and References
Exhibit B	Transferred Tangible and Intangible Assets
Exhibit C	Transferred Contracts
Exhibit D	Royalties
Exhibit E	Representations and Warranties of Seller
Exhibit F	Assumed Development Cost Liabilities
Exhibit G	Reimbursed Development Costs
Exhibit H	Representations and Warranties of Purchaser
Exhibit I	Assignment and Assumption Agreement
Exhibit J	Bill of Sale
Exhibit K	Development and Transition Services Agreement
Exhibit L	Guaranty of Covidien International Finance S.A.
Exhibit M	Guaranty of NPL

i

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (the “Agreement”) is made as of June 11, 2009 between Neuromed Development Inc., a corporation organized under the laws of Barbados (“Seller”) and Mallinckrodt Inc., a Delaware corporation and an indirect subsidiary of Covidien Ltd. (“Purchaser”). Purchaser and Seller may each be referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

A. Seller has certain rights to the Products.

B. Purchaser desires to purchase and acquire, and Seller desires to sell and transfer to Purchaser Seller’s rights to all of its tangible and intangible assets related to the Products, including assuming certain contracts related to the Products, subject to the terms and conditions of this Agreement.

Now, therefore, in consideration of the foregoing premises, the mutual representations, warranties, covenants and other agreements set forth herein and the mutual benefits to be gained by the performance thereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS; RULES OF CONSTRUCTION

SECTION 1.1 Definitions. Capitalized terms used in this Agreement are defined on Exhibit A. Exhibit A also contains references to terms defined in the body of this Agreement and other Exhibits to this Agreement.

SECTION 1.2 Rules of Construction. When a reference is made in this Agreement to an Article, Section or Exhibit, such reference shall be to an Article or Section of, or Exhibit to, this Agreement unless otherwise indicated. The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” The terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement. The headings set forth in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references in this Agreement to the Subsidiaries of a Party shall be deemed to include all direct and indirect Subsidiaries of such Party. Unless otherwise specifically provided, all references in this Agreement to monetary amounts or dollars shall mean and refer to United States Dollars. The Parties agree that they have been represented by legal counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

ARTICLE II

SALE OF ASSETS; ASSUMPTION OF

LIABILITIES; CONSIDERATION; CLOSING

SECTION 2.1 Transfer of Assets. Upon the terms and subject to the conditions set forth in this Agreement, which is entered into simultaneously with the Closing of the transactions contemplated hereunder, Seller hereby conveys, assigns and transfers to Purchaser, and Purchaser hereby acquires from Seller, free and clear of any Encumbrances (other than Encumbrances arising expressly under the Transferred Contracts), all of Seller’s right, title and interest in and to the following assets (collectively, the “Transferred Assets”):

(a) the Transferred Tangible and Intangible Assets;

(b) the Transferred Contracts; and

(c) all rights, claims, causes of action and credits, including all guarantees, warranties, indemnities, rights of set-off and similar rights, in favor of Seller to the extent relating to any of the foregoing Transferred Assets or any Assumed Liability, other than such rights, claims, causes of action and credits to the extent relating to any Retained Liability, including all causes of action for past misappropriation or infringement of any Transferred Asset and rights to damages and other remedies for past misappropriation or infringement of any Transferred Asset.

Except as set forth on Exhibit E, the Transferred Assets are being assigned, transferred and conveyed to Purchaser with no other representations or warranties, including those pertaining to merchantability or fitness or use.

The transfer of the Transferred Assets pursuant to this Agreement shall not include the assumption of any Liability related to the Transferred Assets that arose (including payments that became due) prior to the Effective Time unless Purchaser expressly assumes that Liability pursuant to Section 2.3(a).

SECTION 2.2 Assignability and Consents. Notwithstanding anything to the contrary contained in this Agreement and subject to the Parties’ rights under Article VI, if the conveyance, assignment, transfer or delivery or attempted conveyance, assignment, transfer or delivery to Purchaser of any Transferred Asset is (a) prohibited by any applicable Law or (b) would require any authorizations, approvals, consents or waivers from a third party to convey, assign, transfer or deliver such Transferred Asset and such authorizations, approvals, consents or waivers have not been obtained prior to the Closing Date (each, a “Non-Assignable Asset”), in either case, the Closing shall not proceed without the express consent of Purchaser that any such Non-Assignable Asset may be transferred by Seller after the Closing. If, in the event of such consent from Purchaser, the Closing proceeds, the Closing shall not constitute the conveyance, assignment, transfer or delivery of such Non-Assignable Asset, and this Agreement shall not constitute a conveyance, assignment, transfer or delivery of such Non-Assignable Asset

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

unless and until such authorization, approval, consent or waiver is obtained. After the Closing, the Parties shall continue to use their best reasonable efforts and cooperate with each other, without the payment of additional consideration by Purchaser or Seller to effect the assignment of such Non-Assignable Asset, to obtain any such authorization, approval, consent or waiver as promptly as practicable, and it is understood that Seller shall reimburse Purchaser for any reasonable out-of-pocket expenses incurred in connection with such efforts to the extent Seller and Purchaser agree that any such expenditure is reasonably necessary to effect the transfer of any Non-Assignable Asset. Once authorization, approval or waiver of or consent for the conveyance, assignment, transfer or delivery of any such Non-Assignable Asset not conveyed, assigned, transferred or delivered at the Closing is obtained, Seller shall convey, assign, transfer and deliver to Purchaser all of Seller’s right, title and interest in and to such Non-Assignable Asset at no additional cost to Purchaser. In addition, for so long as a Transferred Contract remains a Non-Assignable Asset, Seller agrees to cooperate with Purchaser, as reasonably requested in writing by Purchaser, to extend and make available to Purchaser any rights and/or benefits available under such contract, provided that Purchaser pays all amounts and fulfills all obligations arising from or associated with such Non-Assignable Assets, other than to the extent such amounts or obligations would constitute a Retained Liability if such Non-Assignable Asset were conveyed, assigned, transferred or delivered on the Closing Date and other than such amounts and obligations that arise as a consequence of the fact that such Non-Assignable Asset could not be transferred at the Closing. Without limiting the foregoing, (a) upon the written request of Purchaser, Seller agrees to exercise rights (for example, elections or options) on Purchaser’s behalf under such contract, at Purchaser’s expense, provided that all Liabilities resulting from the exercise of such rights shall be Liabilities solely of Purchaser, and Seller shall not exercise any of its rights under such contract unless requested or approved in writing by Purchaser, (b) Seller shall keep Purchaser informed as to Seller’s written communications from the other party to such contract, including notifying Purchaser in the event Seller is notified with respect to matters that require Seller’s consent (or which trigger an option or an election by Seller) under such contract, or regarding matters that affect Seller’s or Purchaser’s rights thereunder, (c) to the extent that Purchaser obtains the agreement of the other party to such contract to modify, amend or otherwise alter or waive any performance, obligation or provision of such contract, Seller agrees to take such actions and execute such documents as Purchaser may reasonably request in writing to effect the same, at Purchaser’s expense, provided that all Liabilities resulting from such modification, amendment, alteration or waiver shall be Liabilities solely of Purchaser and (d) in the event that Purchaser obtains an agreement from the other party to such contract to transfer the rights under such contract directly to Purchaser, Seller shall transfer such rights to Purchaser in a writing reasonably acceptable to Purchaser.

SECTION 2.3 Liabilities.

(a) Assumed Liabilities. On the Closing Date, Purchaser shall assume and agree to discharge only (i) Liabilities arising from and after the Effective Time under any Transferred Contract, including all payments due after the Effective Time, but excluding any Liability to the extent arising out of, or relating to, a breach of a Transferred Contract that occurred prior to the Effective Time, (ii) any Liability for Taxes attributable to the Transferred

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

Assets for any Post-Closing Tax Period, (iii) all Liabilities related to the Products or the ownership of the Transferred Assets arising from and after the Effective Time except as provided in and subject to any obligations set forth in the Development and Transition Services Agreement and (iv) the Assumed Development Cost Liabilities (collectively, the “Assumed Liabilities”). It is understood that in no event will Purchaser or any of its Affiliates be required to reimburse Seller or any of its Affiliates in an amount in excess of $16,000,000 in the aggregate for (A) Assumed Development Cost Liabilities; (B) all amounts that are paid to Seller for Reimbursed Development Costs and (C) for all amounts that will be paid for Development of Products under and pursuant to the Development and Transition Services Agreement, notwithstanding the amount of any Liabilities that may be described on Exhibit F and except as otherwise provided in Section 2.4 of the Development and Transition Services Agreement. Except as expressly provided in this Section 2.3, none of Purchaser or any of its Affiliates will be deemed for any reason to have become liable for or successor to any other liabilities or obligations, liquidated or unliquidated, known or unknown, of Seller or any of its Affiliates or successors.

(b) Retained Liabilities. All Liabilities of Seller other than the Assumed Liabilities (the “Retained Liabilities”) shall remain the sole responsibility of Seller. For the avoidance of doubt, the Retained Liabilities shall include:

(i) any Liability of Seller under any Transferred Contract that arises after the Effective Time to the extent arising out of or relating to any breach thereof that occurred prior to the Effective Time;

(ii) any Liabilities of Seller, or any member of any consolidated, affiliated, combined or unitary group of corporations of which Seller or any of its Affiliates is or has been a member, for Taxes attributable to the Transferred Assets, including any Liability for Taxes resulting from or arising out of any transactions contemplated in this Agreement, for any Pre Closing Tax Period;

(iii) any Liabilities of Seller arising out of any product liability, patent infringement, breach of warranty, government seizure, recall or similar claim for injury to person or property or any other claim related to the Transferred Assets or the Products, in each case to the extent arising prior to the Closing (including all proceedings relating to any such Liabilities);

(iv) any Liabilities of Seller with respect to any litigation or other claims related to the Transferred Assets or the Products to the extent arising from any event, circumstance or condition occurring or alleged to have occurred prior to the Closing;

(v) any Liability of Seller related to any product, property, tangible or intangible, or service of Seller not related to the Products;

(vi) any Liability of Seller arising out of any actual or alleged violation by Seller or any of its Affiliates of any Law applicable to Seller or any of its Affiliates; and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

(vii) any other Liability of Seller resulting from the ownership, use, operation or maintenance of the Transferred Assets by or on behalf of Seller prior to the Closing.

SECTION 2.4 Consideration.

(a) Consideration. As consideration for the Transferred Assets, Transferred Contracts and rights granted to Purchaser hereunder:

(i) Purchaser shall assume the Assumed Liabilities;

(ii) Purchaser shall pay to Seller the sum of $10,000,000 by wire transfer of immediately available funds at the Closing;

(iii) Purchaser shall pay to Seller the Reimbursed Development Costs by wire transfer of immediately available funds at the Closing;

(iv) Purchaser shall pay to Seller the First Milestone Payment by wire transfer of immediately available funds within ten (10) days of the First Milestone Achievement Date;

(v) Purchaser shall pay to Seller each applicable Additional Milestone Payment amount by wire transfer of immediately available funds within ten (10) days of each occurrence of the applicable Additional Milestone Achievement Date; and

(vi) Purchaser shall pay to Seller by wire transfer of immediately available funds the royalties as set forth on Exhibit D.

(b) Transfer Taxes. Any transfer, documentary, sales, use, valued-added, gross receipts, stamp, registration or other similar transfer Taxes incurred in connection with or as a consequence of the transfer and sale of the Transferred Assets pursuant to this Agreement (“Transfer Taxes”) shall be paid by Purchaser; provided, however, that Seller shall properly pay over to the appropriate Governmental Authority any Barbados stamp tax due and owing with respect to the transactions contemplated by this Agreement and affix, or cause to be affixed, the appropriate stamp as required under Barbados law to any documents as required by Barbados law, and upon demonstration to Purchaser that such Barbados stamp tax has been duly paid and the stamp duly affixed, Purchaser shall reimburse Seller for the amount of such Barbados stamp tax. The Parties hereto shall cooperate, to the extent reasonably requested and legally permitted, to reduce any such Transfer Taxes.

(c) Required Withholding. Purchaser shall withhold and deduct from the consideration set forth in Section 2.4(a) any amounts required to be withheld and deducted from such consideration under the Code or other applicable Law. Any amounts so withheld and deducted shall be remitted by Purchaser on a timely basis to the appropriate Governmental Authority for the account of Seller and Purchaser shall provide Seller reasonable evidence of such remittance within thirty (30) days of such remittance. To the extent that amounts are so

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

withheld by Purchaser and duly paid over to the appropriate Governmental Authority, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to Seller in respect of which such deduction and withholding was made by the Purchaser. Seller shall furnish to Purchaser such forms, certificates and documentation (including, without limitation, Internal Revenue Service Forms W-8 and W-9) as may be necessary or appropriate, and that are legally required, to obtain any reduction of, credit for, or exemption from any withholding.

(d) Allocation of Milestone and Royalty Payments and Withholding Indemnity.

(i) The parties agree that the Milestone Payments under section 2.4(a)(iv) and (v) and the Royalties under section 2.4(a)(vi) have been allocated to the following intangible assets according to (or based on) the relative values of the assets purchased (to the extent such asset has value in excess of what will be paid pursuant to the Assumed Liabilities): (i) [*], (ii) [*], and (iv) [*]. The parties agree to be bound by the following allocation for purposes of the withholding tax documentation:

	[*]		[*]		[*]
Milestone Payments	[*]	%	[*]	%	[*]
Pre-Patent Expiration Royalties	[*]	%	[*]	%	[*]
Post-Patent Expiration Royalties	[*]	%	[*]	%	[*]

(ii) Notwithstanding anything in this Agreement to the contrary, Purchaser and Seller agree that, if a Taxing authority successfully challenges the allocations agreed to pursuant to paragraph (i) of this Section 2.4(d), and, as a result of such challenge, such Taxing authority imposes additional withholding taxes, or penalties or interest with respect to withholding taxes, on any milestone or royalty payment made to Seller under this Agreement, and such taxes, penalties or interest are assessed against Purchaser or any of its Affiliates, Seller shall indemnify and hold harmless Purchaser and any such Affiliate from and against such taxes, penalties and interest and any other damages related thereto. Payment on this indemnification shall be made within thirty (30) days from the date Purchaser makes a written demand therefor.

SECTION 2.5 Closing. Subject to the terms and conditions of this Agreement, the closing of the transactions contemplated by this Agreement (the “Closing”), including the transfer of the Transferred Assets, shall be held at the offices of Cooley Godward Kronish LLP, 3175 Hanover Street, Palo Alto, California at 10:00 a.m. Pacific Standard Time on June 11, 2009, contemporaneously with the execution and delivery of this Agreement, or such later date as the Parties agree upon in writing (the “Closing Date”).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

SECTION 2.6 Closing Deliveries by Seller. At the Closing, Seller shall deliver or cause to be delivered to Purchaser:

(a) an original of each Transaction Document to which Seller is a party, duly executed by Seller;

(b) the certificates and other documents required to be delivered pursuant to Section 6.2;

(c) all of the Transferred Assets and other materials set forth on Exhibit B designated to be delivered at the Closing, subject to Sections 2.2, 2.8 and 2.9; and

(d) such other deeds, bills of sale, assignments, certificates of title, documents and other instruments of transfer and conveyance, as may reasonably be requested by Purchaser, each in form and substance satisfactory to Purchaser and its legal counsel and duly executed by Seller, as applicable.

SECTION 2.7 Closing Deliveries by Purchaser. At the Closing, Purchaser shall deliver to Seller:

(a) an original of each Transaction Document to which Purchaser is a party, duly executed by Purchaser;

(b) the payments described in Section 2.4(a)(ii), (iii), and, if applicable, (iv); and

(c) the certificates and other documents required to be delivered pursuant to Section 6.1.

SECTION 2.8 Further Deliveries by Seller. At or promptly following the Closing, but in no event later than ten (10) days thereafter, Seller shall deliver or cause to be delivered to Purchaser, in the manner and form and to the location(s) reasonably specified by Purchaser, at Seller’s expense, the Transferred Assets listed on Exhibit B hereto which were not delivered to Seller on the Closing Date. Seller shall transfer and assign the Product NDA to Purchaser as set forth in Section 5.1.

SECTION 2.9 Agreements Relating to Electronic Transfer and Physical Delivery of Transferred Assets.

(a) Delivery by Electronic Transfer. Seller and Purchaser agree that any of the Transferred Assets of the type that can be transmitted to Purchaser electronically will be so delivered to Purchaser as soon as reasonably practicable following the Closing and, if delivered electronically, will not be delivered to Purchaser on any tangible medium. Promptly following any electronic transmission, Seller shall execute and deliver to Purchaser a written certificate containing the following information: (a) the date of transmission, (b) the time the transmission

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

was commenced and concluded, (c) the name of the individual who made the transmission, (d) the signature of such individual, (e) the security measures utilized to protect such transmission from improper disclosure or corruption and (f) a general description of the nature of the items transmitted sufficient to distinguish the transmission from other transmissions or deliveries.

(b) Physical Delivery of Transferred Assets. Seller will make arrangements with its usual third-party transporters for transport, promptly following the Closing, of the Transferred Assets to be delivered at Closing (except for those Transferred Assets to be delivered pursuant to Sections 2.6, 2.8 and 2.9(a)), to Purchaser’s location or other designated site. Purchaser shall bear the transport costs for such Transferred Assets but the risk of loss with respect thereto shall be borne by Seller until delivery has been made to Purchaser or such site as Purchaser may designate.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER

Except as set forth in the disclosure schedule delivered by Seller to Purchaser and dated as of the date hereof (the “Seller Disclosure Schedule”), which Seller Disclosure Schedule identifies the Section (or, if applicable, subsection) of this Agreement or the appropriate Exhibit to which such exception relates (provided, however, that such disclosure shall also apply to particular matters represented or warranted in other Sections and subsections to the extent that it is readily apparent from the text of such disclosure), Seller hereby represents and warrants to Purchaser, as of the date of this Agreement and (if different) as of the Closing Date, as set forth on Exhibit E, each of which representations and warranties is true and correct and shall survive the Closing as set forth herein.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Except as set forth in the disclosure schedule delivered by Purchaser to Seller and dated as of the date hereof (the “Purchaser Disclosure Schedule”), which Purchaser Disclosure Schedule identifies the Section (or, if applicable, subsection) of this Agreement or the appropriate Exhibit to which such exception relates (provided, however, that such disclosure shall also apply to particular matters represented or warranted in other Sections and subsections to the extent that it is readily apparent from the text of such disclosure), Purchaser hereby represents and warrants to Seller, as of the date of this Agreement and (if different) as of the Closing Date, as set forth on Exhibit H, each of which representations and warranties is true and correct and shall survive the Closing as set forth herein.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

ARTICLE V

ADDITIONAL AGREEMENTS

SECTION 5.1 NDA Transfer. Within three (3) Business Days of Seller’s receipt of written notice from the FDA that the Product NDA has been approved, Seller will take all steps required under 21 C.F.R. 314.72 to assign and transfer all of Seller’s rights in the Product NDA to Purchaser and to notify the FDA of same. Prior to transfer and assignment of Seller’s rights in the Product NDA to Purchaser, Purchaser will be deemed to have a beneficial right and interest in and to such Transferred Asset to the extent contemplated herein, but legal title to such asset shall not be deemed to have been passed to Purchaser until the occurrence of such transfer and assignment. For the avoidance of doubt, for purposes of Seller’s representations and warranties and other obligations pursuant to this Agreement, the Product NDA shall not be deemed a Transferred Asset as of any date or time period prior to the assignment and transfer described in this Section 5.1.

SECTION 5.2 Diligence.

(a) Generally. As a substantial portion of Seller’s potential consideration for the asset transfer under this Agreement is based on events subsequent to the Effective Date, most of which events will depend for achievement on efforts by Purchaser, the Parties agree that Purchaser’s diligent efforts to achieve such events successfully is a fundamental commitment of the deal agreed upon by the Parties under this Agreement, and, therefore, Purchaser agrees to use general commercial diligence as provided in subsection (b) below.

(b) General Commercial Efforts. Purchaser, directly or through its Affiliates, Licensees and/or other contractors, shall use Commercially Reasonable Efforts to develop (other than as to such development efforts to be conducted by Seller under the Development and Services Agreement) and to commercialize the Products in the Territory. It is understood, however, that Purchaser will not be required to continue to promote Products during any period in which one or more Generic Versions of such Products are being commercially marketed and sold in the Territory by any Third Party.

SECTION 5.3 Audits.

(a) Audit Rights. Upon at least thirty (30) days prior written notice from Seller and not more than once per year, Purchaser shall permit, and shall require its Affiliates to permit, Seller to have access during normal business hours to such books of account and records of Purchaser and its Affiliates, at the appropriate party’s principal place of business, as may be reasonably necessary to confirm that Purchaser is complying with its obligations under Section 5.2.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

SECTION 5.4 Confidentiality.

(a) Proprietary Information. Except as otherwise provided in this Section 5.4, each Party (the “Receiving Party”) shall maintain in confidence and use only for purposes of this Agreement any confidential information and data disclosed and materials supplied to such Party by another Party (the “Disclosing Party”) under this Agreement or any other Transaction Document (such information, data and materials, collectively “Proprietary Information”). For purposes of this Section 5.4, (i) all “Confidential Information” disclosed pursuant to the Non-Disclosure Agreement, dated December 16, 2008, by and among Neuromed Pharmaceuticals Ltd., a Canadian corporation (“NPL”), Neuromed Pharmaceuticals Inc., a Delaware corporation (“NPI”), and Purchaser (the “Prior Agreement”) shall be deemed Proprietary Information of Seller (and hence Purchaser shall be considered the Receiving Party with respect thereto) except to the extent it comprises Transferred Assets and except as provided below, (ii) the Transferred Assets shall be deemed Proprietary Information of Purchaser (and hence Seller shall be considered the Receiving Party with respect thereto), and (iii) subject to the understandings set forth in clauses (i) and (ii) of the sentence, all disclosures under the Prior Agreement shall be considered to be disclosures of Proprietary Information protected by and to the extent set forth in this Section 5.4, notwithstanding the mutual agreed termination of the Prior Agreement by the Parties. For purposes of the definitions of Receiving Party and Disclosing Party, Seller, NPI and NPL shall be deemed a single Party. The obligations of the Receiving Party under this Section 5.4 not to disclose or use Proprietary Information of the other Party shall not apply, however, to the extent that any such information, data or materials:

(i) have been or are hereafter published or otherwise become public, other than by acts or omissions of the Receiving Party in breach of this Agreement;

(ii) the Receiving Party can demonstrate by competent evidence have been disclosed to the Receiving Party by a Third Party that has the legal right to disclose such information without breaching any known obligation of confidentiality;

(iii) the Receiving Party can demonstrate by competent evidence have been independently developed by employees, agents or consultants of the Receiving Party without use of the Disclosing Party’s Proprietary Information as evidenced by the Receiving Party’s business records; or

(iv) have been disclosed by the Receiving Party with the prior written consent of the Disclosing Party.

(b) Permitted Disclosures. To the extent it is reasonably necessary or appropriate for a Receiving Party to fulfill its obligations or exercise its rights under this Agreement or any other Transaction Document:

(i) a Receiving Party may disclose Proprietary Information of the other Party to the Receiving Party’s Affiliates, licensees and prospective licensees, employees, consultants, outside contractors, clinical investigators and other Persons on a need-to-know basis

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

in accordance with the exercise of rights granted to or retained by such Receiving Party under this Agreement or any other Transaction Document, provided that such Persons agree to be bound by obligations of confidentiality and non-use with respect to such Proprietary Information consistent with those set forth herein;

(ii) a Receiving Party may disclose Proprietary Information of the other Party to government or other regulatory authorities to the extent that such disclosure is required by applicable Law, regulation or agency or court order, provided that the Receiving Party shall (if legally possible under the circumstances) provide reasonable advance notice to the other Party and cooperate with such Disclosing Party (at the Disclosing Party’s expense) to allow the Disclosing Party to oppose such disclosure or to request confidential treatment of such Proprietary Information; and

(iii) Seller may disclose to the FDA the Proprietary Information of Purchaser related to the Products in connection with the Product NDA and Seller’s obligations pursuant to the Development and Transition Services Agreement.

(c) Nondisclosure of Terms; Press Release. Each Party agrees not to disclose the terms of this Agreement or any other Transaction Document to any Third Party without the prior written consent of the other Party, except: (i) to such Party’s advisors (including financial advisors, attorneys and accountants), potential and existing investors and others on a need-to-know basis, in each case under confidentiality obligations and provided that such Party covenants to use commercially reasonable efforts to make such confidentiality obligations associated with such disclosure as stringent as practicable, (ii) potential or actual acquirers or purchasers of such Party, or of such Party’s stock or any relevant portion of such Party’s assets, or potential or actual licensees or sublicensees, in each case under confidentiality obligations and provided that such Party covenants to use commercially reasonably efforts to make such confidentiality obligations associated with such disclosure as stringent as practicable, or (iii) to the extent necessary to comply with applicable Law, regulations, the directives of any Governmental Authority or any court order, provided that the Party required to make such disclosure shall promptly notify the other Party (if legally possible under the circumstances) and allow such other Party a reasonable time to oppose such disclosure and/or to seek limitations on the portion of this Agreement required to be disclosed. Notwithstanding the foregoing, subject to any required approval by ALZA as set forth in the Transferred Contracts, Seller and Purchaser (or their appropriate Affiliates) may each issue a press release to announce the execution of this Agreement in a form reasonably acceptable to each other and, following the issuance of such press releases, Purchaser and Seller may each disclose to Third Parties the information contained in such press release without the need for further approval by the other.

(d) The Parties hereby agree that the obligations set forth in this Section 5.4 shall remain in effect until the tenth anniversary of the Closing Date.

(e) Each Party agrees that any breach by it of any of its obligations set forth in this Section 5.4 may cause irreparable harm to the other Party for which monetary damages may

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

neither be adequate nor readily calculable and, therefore, in the event of any such breach by a Party of this Section 5.4, the other Party shall have the right to seek an injunction or any other appropriate equitable remedy without the necessity of posting a bond or other form of financial assurance and in addition to seeking any monetary damages that may be available to redress such breach.

SECTION 5.5 Tax Matters.

(a) Responsibility for Taxes and Tax Matters.

(i) Seller will be responsible for the preparation and filing of all Tax Returns of Seller (including Tax Returns required to be filed after the Closing Date) to the extent such Tax Returns include or relate to Seller’s use or ownership of the Transferred Assets attributable to the Pre-Closing Tax Period. Seller’s Tax Returns, to the extent they relate in any manner to the Transferred Assets or the transactions contemplated herein, shall be true, complete and correct in all material respects and prepared in accordance with applicable Law. Seller will be responsible for and make all payments of Taxes shown to be due on such Tax Returns to the extent they relate to the Transferred Assets.

(ii) Purchaser or Purchaser’s Affiliates will be responsible for the preparation and filing of all Tax Returns they are required to file with respect to Purchaser’s ownership or use of the Transferred Assets attributable to the Post-Closing Tax Period. Purchaser’s or its Affiliates’ Tax Returns, to the extent they relate to the Transferred Assets or the transactions contemplated herein, shall be true, complete and correct in all material respects and prepared in accordance with applicable Law. Purchaser will be responsible for and make all payments of Taxes shown to be due on such Tax Returns to the extent they relate to the Transferred Assets.

(b) Prior Tax Agreements. Seller shall terminate any and all of the Tax sharing, allocation, indemnification or similar agreements, arrangements or undertakings in effect, written or unwritten, on the Closing Date as between Seller and any other party under which Purchaser or the Transferred Assets could be liable for any Taxes or other claims of any party.

(c) Cooperation. To the extent relevant to the Transferred Assets, each Party shall (i) provide the other with such assistance as may reasonably be required in connection with the preparation of any Tax Return, any amended Tax Return or any claim for refund, the determination of a Liability for Taxes or a right to refund Taxes, and the conduct of any audit or other examination by any taxing authority or in connection with judicial or administrative proceedings relating to any liability for Taxes and (ii) retain and provide the other with all records or other information that may be relevant to the preparation of any Tax Returns, or the conduct of any audit or examination or other proceeding relating to Taxes. Such cooperation and information shall include providing copies of all relevant Tax Returns relating to any involved non-income Taxes, together with accompanying schedules and related work papers, documents

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

relating to rulings or other determinations by any Governmental Authority. Seller shall retain all documents, including prior years’ Tax Returns, supporting work schedules and other records or information with respect to all sales, use and employment Tax Returns and, absent the receipt by Seller of the relevant tax clearance certificates, shall not destroy or otherwise dispose of any such records for six (6) years after Closing without the prior written consent of Purchaser. Purchaser and Seller shall make their employees available to each other on a mutually convenient basis to provide explanation of any documents or information provided hereunder. Notwithstanding the foregoing, neither Purchaser nor Seller shall be required to prepare any documents, or determine any information not then in their possession in response to a request under this Section 5.5(c). Purchaser and Seller shall reimburse each other for any reasonable out-of-pocket costs incurred by the other in providing any Tax Return, document or other written information, and shall reimburse the other for any reasonable out-of-pocket expenses upon receipt of reasonable documentation of such costs. Any information obtained under this Section 5.5(c) shall be kept confidential, except as may be otherwise necessary in connection with the filing of Tax Returns or claims for refund or in conducting any Tax audit or Tax controversy proceeding.

(d) Withholding Taxes Resulting From Purchaser Action. If Purchaser is required to make a payment to Seller subject to a deduction or withholding of Tax, then (A) if such deduction or withholding of Tax obligation arises as a result of any action taken by Purchaser, including an assignment of all or any portion of this Agreement or any rights or obligations hereunder to an Affiliate or successor of Purchaser but excluding any other transaction expressly contemplated by this Agreement, and such action has the effect of increasing the amount of Tax deducted or withheld (a “Purchaser Withholding Tax Action”), then notwithstanding Section 2.4(c), the payment by Purchaser (in respect of which such deduction or withholding of Tax is required to be made) shall be increased by the amount necessary (the “Additional Tax”) to ensure that Seller receives an amount equal to the same amount that it would have received had no Purchaser Withholding Tax Action occurred, and (B) the Additional Tax shall be deducted and withheld by Purchaser from the payment made by Purchaser to Seller. The Additional Tax, along with any other Tax deducted and withheld from the payment made by Purchaser, shall be timely remitted to the proper Governmental Authority for the account of Seller in accordance with applicable Law and Purchaser shall provide Seller reasonable evidence of such remittance within 30 days of such remittance.

SECTION 5.6 Regulatory Matters. Purchaser acknowledges that, except as set forth in the Development and Transition Services Agreement, Purchaser and its Affiliates will be responsible for obtaining and maintaining the federal and state permits and licenses required in order for Purchaser and its Affiliates to use the Transferred Assets after the Closing, and, except for any obligation expressly set forth in this Agreement and the Development and Transition Services Agreement, that Seller will not have duties or obligations to Purchaser with respect to any such permits and licenses.

SECTION 5.7 Royalty-Related Rights and Obligations. The Parties agree to be bound by the terms and conditions of Exhibit D.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

SECTION 5.8 Further Assurance. On and after the Closing Date, Seller shall from time to time, at the reasonable request of Purchaser, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such further conveyances, notices and assumptions and such other instruments, and take such other actions, as Purchaser may reasonably request in order to more effectively consummate the transactions contemplated hereby and to transfer fully to Purchaser good and marketable title to the Transferred Assets and all of the titles, rights, interests, remedies, powers and privileges intended to be conveyed under the Transaction Documents (including assistance in the collection or reduction to possession of any of the Transferred Assets). On and after the Closing Date, Purchaser shall from time to time, at the reasonable request of Seller, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such further notices and assumptions and such other instruments, and take such other actions, as Seller may reasonably request in order to more effectively consummate the transactions contemplated hereby and to transfer fully to Purchaser the Assumed Liabilities.

ARTICLE VI

CONDITIONS TO CLOSING

SECTION 6.1 Conditions to Obligations of Seller. The obligation of Seller to effect the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Seller in whole or in part):

(a) Representations, Warranties and Covenants. The representations and warranties of Purchaser contained in this Agreement shall be true and correct in all respects as of the Closing Date. Purchaser shall have performed all agreements and covenants required by this Agreement to be performed by it prior to or on the Closing Date. Seller shall have received a certificate as to satisfaction of the conditions set forth in this Section 6.1(a) dated as of the Closing Date and executed by a duly authorized officer of Purchaser.

(b) No Actions or Proceedings. No Action shall be pending or threatened by or before any Governmental Authority challenging or seeking to make illegal, to materially delay or otherwise to restrain or prohibit the consummation of the transactions contemplated by this Agreement.

(c) Resolutions of Purchaser. Seller shall have received a true and complete copy, certified by the Secretary or an Assistant Secretary of Purchaser, of the resolutions duly and validly adopted by the board of directors of Purchaser evidencing its authorization of the execution and delivery by Purchaser of the Transaction Documents and the consummation of the transactions contemplated by this Agreement.

(d) Consents and Approvals. Purchaser and Seller shall have received, each in form and substance satisfactory to Seller in its reasonable discretion, all Consents that Seller in

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

its reasonable discretion deems necessary or desirable for the consummation of the transactions contemplated by this Agreement.

(e) Documents. Seller shall have received from Purchaser all of the documents and agreements set forth in Section 2.7.

(f) Guaranty. Seller shall have received from Covidien International Finance S.A. a guaranty of the performance by Purchaser of its obligations under this Agreement and the Transaction Documents, in the form attached hereto as Exhibit L.

SECTION 6.2 Conditions to Obligations of Purchaser. The obligation of Purchaser to effect the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Purchaser in whole or in part):

(a) Representations, Warranties and Covenants. The representations and warranties of Seller contained in this Agreement shall be true and correct in all respects as of the Closing Date. Seller shall have performed all agreements and covenants required by this Agreement to be performed by it prior to or on the Closing Date. Purchaser shall have received a certificate as to satisfaction of the conditions set forth in this Section 6.2(a) dated as of the Closing Date and executed by a duly authorized director of Seller.

(b) No Actions or Proceedings. No Action shall be pending or threatened by or before any Governmental Authority challenging or seeking to make illegal, to materially delay or otherwise to restrain or prohibit the consummation of the transactions contemplated by this Agreement.

(c) Resolutions of Seller. Purchaser shall have received a true and complete copy, certified by the Secretary or an Assistant Secretary of Seller, of the resolutions duly and validly adopted by the board of directors of Seller evidencing its authorization of the execution and delivery of the Transaction Documents and the consummation of the transactions contemplated by this Agreement.

(d) Consents and Approvals. Purchaser and Seller shall have received, each in form and substance satisfactory to Purchaser in its reasonable discretion, all (i) Consents that Purchaser in its reasonable discretion deems necessary or desirable for the consummation of the transactions contemplated by this Agreement and (ii) all consents of Third Parties set forth on Schedule 6.2(d) hereto.

(e) Documents. Purchaser shall have received from Seller all of the documents, agreements and other Transferred Assets set forth in Section 2.6.

(f) Guaranty. Purchaser shall have received from NPL a guaranty of the performance by Seller of its obligations under this Agreement and the Transaction Documents, in the form attached hereto as Exhibit M.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

ARTICLE VII

INDEMNIFICATION

SECTION 7.1 Survival of Representations and Warranties and Covenants. Any claims regarding the representations and warranties of Purchaser and Seller contained in this Agreement shall survive the Closing (with respect to any given representation and warranty, the “Survival Period”) for a period of eighteen (18) months, unless otherwise expressly provided for in this Agreement; provided that, (i) the Survival Period for the representations and warranties of Seller set forth in Sections 2 (the first sentence only), 4(b) (first sentence only), 4(d), 8 and 9 of Exhibit E and (ii) the representations and warranties of Purchaser set forth in Sections 2 and 3 of Exhibit H shall be indefinite; and provided further that, the Survival Period for the representations and warranties of Seller set forth in Section 7 of Exhibit E shall be the period of any applicable statute of limitations plus sixty (60) days. The covenants and agreements contained herein shall survive following the Closing in accordance with their respective terms. Following the expiration of the applicable Survival Period, no Party shall make any claim for, or be subject to any Liabilities in respect of, any breach of such representations and warranties (except with respect to claims for indemnification for Third Party Claims for which written notice of such claim, pursuant to Section 7.2(c)(i), has been given prior to the expiration of the Survival Period).

SECTION 7.2 Indemnification.

(a) Indemnification by Seller. Seller shall indemnify and hold harmless Purchaser and its Affiliates and its and their officers, directors, employees, agents, successors and assigns (each, a “Purchaser Indemnified Party”) from and against any and all liabilities, losses, damages, costs and expenses, interest, awards, judgments and penalties, (including reasonable attorneys’ fees and expenses associated therewith and any of the foregoing that may result from any Third Party Claims) (collectively, “Losses”) suffered or incurred by any Purchaser Indemnified Party arising out of or resulting from the following:

(i) the breach of any representation or warranty made by Seller contained in this Agreement,

(ii) the breach of any covenant or agreement by Seller contained in this Agreement, and

(iii) the Retained Liabilities solely to the extent that such Losses are directly incurred by Purchaser as a result of (A) Third Party Claims made against a Purchaser Indemnified Party with respect to such Retained Liability or (B) Purchaser’s fulfillment of Seller’s obligations under any Retained Liability in the event that such fulfillment is reasonably required for Purchaser to maintain or exercise the rights granted to it under this Agreement, provided, however, the limitations set forth in this Section 7.2(a)(iii) shall not apply to Losses related to Taxes.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

(b) Indemnification by Purchaser. Except as and to the extent due to any act or omission to act by Seller or its Affiliates that is in breach of any representation, warranty, covenant or agreement set forth herein or in any of the Transaction Documents, Purchaser shall indemnify and hold harmless Seller and its Affiliates, and its and their officers, directors, employees, agents, successors and assigns (each a “Seller Indemnified Party”) from and against any and all Losses suffered or incurred by them arising out of or resulting from the following:

(i) the breach of any representation or warranty made by the Purchaser contained in this Agreement,

(ii) the breach of any covenant or agreement by Purchaser contained in this Agreement,

(iii) the Assumed Liabilities,

(iv) the use, possession or ownership of the Transferred Assets by or on behalf of the Purchaser or its Affiliates or Licensees,

(v) the performance, or breach or failure to perform, by Purchaser of its obligations or covenants under the Transferred Contracts, and

(vi) the research, development, manufacture, distribution, use, testing, promotion, marketing, or sale or other disposition of Products by or on behalf of the Purchaser or its Affiliates or Licensees.

(c) Indemnification Procedure.

(i) Whenever any Loss is asserted against or incurred by a Purchaser Indemnified Party or Seller Indemnified Party (the “Indemnified Party”) which the Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement, the Indemnified Party will give written notice thereof (a “Claim”) to the other Party (the “Indemnifying Party”). The Indemnified Party will furnish to the Indemnifying Party in reasonable detail such information as the Indemnified Party may have with respect to the Claim. The failure to give such notice will not relieve the Indemnifying Party of its indemnification obligations under this Agreement, unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend any Third Party Claim which forms the basis for indemnification.

(ii) Within thirty (30) days after delivery of such notice, the Indemnifying Party may, upon written notice thereof to the Indemnified Party, and at its expense, undertake the defense of such Third Party Claim with attorneys of its own choosing; provided, that the Indemnifying Party shall not be entitled to undertake the defense of any Third Party Claim related to Taxes. In the event that the Indemnifying Party does not assume control of such defense, the Indemnified Party may undertake the defense of such Third Party Claim at the expense of the Indemnifying Party.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

(iii) The Party not controlling the defense of a Third Party Claim may participate therein at its own expense, provided, that if the Indemnifying Party assumes control of such defense and the Indemnified Party reasonably concludes, based on advice from counsel, that the Indemnifying Party and the Indemnified Party have conflicting interests with respect to such action, suit, proceeding or claim, the Indemnifying Party will be responsible for the reasonable fees and expenses of counsel to the Indemnified Party solely in connection therewith, provided further, however, that in no event will the Indemnifying Party be responsible for the fees and expenses of more than one counsel in any one jurisdiction for all Indemnified Parties.

(iv) The Party controlling the defense of a Third Party Claim will keep the other Party advised of the status of such action, suit, proceeding or claim and the defense thereof and will consider recommendations made by the other Party with respect thereto. As reasonably requested by, and at the expense of, the Party controlling such defense, the other Party will cooperate in such defense and make available to the Party controlling such defense all witnesses, pertinent records, materials and information in such other Party’s possession or under such other Party’s control relating thereto.

(v) The Indemnified Party will not agree to any settlement of any action, suit, proceeding or claim without the prior written consent of the Indemnifying Party, which will not be unreasonably withheld or delayed. The Indemnifying Party will not consent to entry of any judgment or enter into any settlement that admits fault on the part of the Indemnified Party or that does not grant to the Indemnified Party an unconditional release of all relevant claims with no continuing obligations or restrictions on the part of the Indemnified Party, except with the prior written consent of the Indemnified Party, which consent will not be unreasonably withheld or delayed. In the event that the Indemnified Party refuses to consent to the entry of a judgment or a settlement for which the Indemnifying Party is solely and entirely responsible and for which the payment of monetary damages is the sole remedy, following such refusal, the liability of the Indemnifying Party to the Indemnified Party will be fixed at the amount of any money damages provided in the proposed judgment or settlement.

(d) Limitations on Indemnification.

(i) The indemnification provided in this Article VII shall be the sole and exclusive remedy of the Parties after the Closing for monetary damages for Claims; provided, however, this exclusive remedy for damages does not preclude a Party from bringing an action for (A) fraud or (B) specific performance or other equitable remedy to require a Party to perform its obligations under this Agreement.

(ii) Notwithstanding anything to the contrary herein, except for Losses arising from fraud, the aggregate Liability of Seller under this Article VII for Losses arising from or attributable to any breach of the representation and warranties and covenants made by Seller in this Agreement or any certificate or other instrument delivered by Seller pursuant to this Agreement (other than the Development and Transition Services Agreement) shall be limited to $10,000,000; provided, however, the foregoing limitation shall not apply to Losses related to

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

Taxes, and provided further that for Losses resulting from breach of Seller’s warranty in Section 4(e) of Exhibit E of this Agreement, the foregoing limit shall not apply and instead the limit for such Losses shall be the lesser of (A) $30,000,000, or (B) the actual aggregate amount of any milestone payments made to Seller (through the date of termination by ALZA Corporation, hereinafter “ALZA”, that gives rise to Seller’s breach of such warranty) pursuant to Section 2.4(a)(iv) and Section 2.4(a)(v) plus the amount to be paid to Seller pursuant to Section 2.4(a)(ii).

(iii) UNDER NO CIRCUMSTANCES WILL A PARTY BE LIABLE TO THE OTHER PARTY FOR LOST PROFITS, LOST OPPORTUNITIES, OR ANY OTHER PUNITIVE, SPECIAL, OR CONSEQUENTIAL DAMAGES IRRESPECTIVE OF THE THEORY UNDER WHICH SUCH ACTION IS BROUGHT, WHETHER IT WAS CAUSED OR ALLEGEDLY CAUSED BY THE NEGLIGENCE OF SUCH PARTY OR WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, EXCEPT, NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 7.2(d)(iii) SHALL LIMIT OR RESTRICT A PARTY’S INDEMNIFICATION OBLIGATION OR LIABILITY FOR LOSSES WITH RESPECT TO THIRD PARTY CLAIMS PURSUANT TO THIS ARTICLE VII.

(e) Adjustment to Purchase Price. Any indemnification payment made pursuant to this Agreement shall be treated as an adjustment to the consideration set forth in Section 2.4(a) for Tax purposes.

(f) If ALZA terminates the ALZA Development and Commercialization Agreement (as defined in Exhibit C of this Agreement) due specifically to the uncured breach or default by Purchaser or Purchaser’s Affiliate or Licensee occurring after the Effective Date in the performance or observance of any of the material obligations (including diligence obligations) under such ALZA Development and Commercialization Agreement, then (in addition to any indemnification obligation Purchaser may have under Section 7.2(b) for any Losses of Seller resulting from such termination) Purchaser shall pay to Seller all amounts of royalties paid to Purchaser (or its Affiliate) by ALZA under Section 12.5(c)(i) of the ALZA Development and Commercialization Agreement after such termination (such payments to be made within thirty (30) days of receipt of the applicable royalty payments by ALZA); provided, that the foregoing payments shall be reduced by the following percentage amounts, if the ALZA termination occurs in the specified amount of time after first commercial sale by Purchaser (or its Affiliate or Licensee) of Product in the Territory: (w) [*]% if after one year after such launch; (x) [*]% if after two years after such launch; (y) [*]% if after three years after such launch; or (z) [*]% [*] if such ALZA termination occurs after four years after such launch.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

ARTICLE VIII

MISCELLANEOUS

SECTION 8.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any conflicts of laws provisions or principles that would require application of other law.

SECTION 8.2 Venue.

(a) Any proceeding relating to this Agreement or the enforcement of any provision of this Agreement shall be brought or otherwise commenced in the United States District Court for the Southern District of New York and, if such court does not have subject matter jurisdiction, in a New York State court of appropriate jurisdiction located within any portion of the Southern District of New York. Each Party to this Agreement:

(i) expressly and irrevocably consents and submits to the non-exclusive jurisdiction of each state and federal court (as appropriate) located in the Southern District of New York (and each appellate court with respect to such court) in connection with any such Proceeding,

(ii) agrees that each state and federal court (as appropriate) located in the Southern District of New York shall be deemed to be a convenient forum, and

(iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such proceeding commenced in any state or federal court (as appropriate) located in the Southern District of New York, any claim that such Party is not subject personally to the jurisdiction of such court, that such proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court (unless it is unambiguously clear that such court does not have appropriate subject matter jurisdiction).

(b) Notwithstanding subsection (a) set forth immediately above, the Parties agree that if any proceeding is commenced against any Indemnified Party by any Third Party in or before any court or other tribunal anywhere in the world, then such Indemnified Party may proceed against the such Party in or before such court or other tribunal with respect to any indemnification claim or other claim arising from or relating to such proceeding or any of the matters alleged therein or any of the circumstances giving rise thereto.

SECTION 8.3 Amendment. This Agreement may not be amended, modified or supplemented except by an instrument in writing signed by appropriate and duly authorized representatives of Seller and Purchaser.

SECTION 8.4 Expenses. All costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

this Agreement and the Transactions contemplated hereby shall be paid by the Party incurring such costs and expenses, whether or not the Closing shall have occurred.

SECTION 8.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial messenger or courier service, mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission) to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice), provided, however, that notices sent by mail shall not be deemed given until received:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

If to Purchaser, to:

Covidien

675 McDonnell Blvd.

Hazelwood, MO 63042

Attn: Charles Bramlage

          President, Pharmaceutical Products/Imaging

(314) 654-6220 – telephone

(314) 654-6020 – facsimile

with copies (which shall not constitute notice) to:

Covidien

675 McDonnell Blvd.

Hazelwood, MO 63042

Attn: C. Stephen Kriegh

          Vice President, Legal

(314) 654-6040 – telephone

(314) 654-7181 – facsimile

Covidien

15 Hampshire Street

Mansfield, MA 02048

Attn: Matthew J. Nicolella

          Vice President – Chief Mergers & Acquisitions/Licensing Counsel

(508) 261-8044 – telephone

(508) 261-8544 – facsimile

If to Seller, to:

Neuromed Development Inc.

Parker House, Wildey Business Park

Wildey Road

St. Michael, BB14006

Barbados

Attention: Gillian Clark

Facsimile No.: (246) 436-9812

with copies (which shall not constitute notice) to:

Neuromed Pharmaceuticals Ltd.

301-2389 Health Sciences Mall

Vancouver, BC V6T1Z3

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

Canada

Attention: Christopher Gallen

and

Cooley Godward Kronish LLP

Five Palo Alto Square

Palo Alto, CA 94306

Attention: Barclay James Kamb

                 Laura A. Berezin

Facsimile No.: (650) 849-7400

SECTION 8.6 Severability. In the event that any provision of this Agreement or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement shall continue in full force and effect and the application of such provision to other persons or circumstances shall be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

SECTION 8.7 Entire Agreement. This Agreement, along with the other Transaction Documents and instruments delivered in connection herewith, constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersedes all prior agreements, representations, undertakings and understandings, both written and oral, between Seller and Purchaser with respect to the subject matter hereof.

SECTION 8.8 Assignment. Subject to this Section 8.8, this Agreement shall not be assignable by any Party to any Third Party without the prior written consent of the other Party. Notwithstanding the foregoing, a Party may assign this Agreement, without the written consent of the other Party, (a) to an Affiliate, provided that the assigning Party guarantees the performance of this Agreement by such Affiliate, or (b) to a successor to all or substantially all of such assigning Party’s stock or the relevant portion of its assets or business to which this Agreement relates (whether by stock purchase, asset purchase, merger or otherwise), provided that any such assignee agrees in writing to be bound by the terms of this Agreement. In addition, Seller may assign its right to receive payment hereunder to any Third Party with the consent of Purchaser (not to be unreasonably withheld), and provided, that any such assignee of the right to receive payment hereunder shall not have the power or right to assert any of the rights of Seller hereunder against Purchaser or any of its Affiliates. Any assignment of this Agreement in contravention of this Section 8.8 shall be null and void.

SECTION 8.9 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any Party to this Agreement upon any breach or default of the other Party under this Agreement shall impair any such right, power

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

or remedy of such non-defaulting Party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or a waiver or acquiescence with respect to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Party to this Agreement, shall be cumulative and not alternative.

SECTION 8.10 No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the Parties and their permitted successors and assigns, and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

SECTION 8.11 Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one and the same instrument.

SECTION 8.12 Specific Performance. Each of the Parties acknowledges and agrees that the other Party may be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached or violated. Accordingly, each of the Parties agrees that, without posting bond or other undertaking, the other Parties will be entitled to seek an injunction or injunctions to prevent breaches or violations of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any proceeding instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter in addition to any other remedy to which it may be entitled, at law or in equity. Each Party further agrees that, in the event of any action for specific performance in respect of such breach or violation, it will not assert that the defense that a remedy at law would be adequate.

SECTION 8.13 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION AS BETWEEN THE PARTIES DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR DISPUTES RELATING HERETO. EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.13.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

In witness whereof, the Parties hereto have caused this Agreement to be executed as of the date first written above by their respective duly authorized officers.

MALLINCKRODT INC.

By: /s/ John H. Masterson	Witnessed this 11th day of June, 2009

Name: John H. Masterson	By: /s/ Suzanne E. Geddy

Title : Secretary	Name: Suzanne E. Geddy

Date: June 11, 2009	Notary Public in and For: Massachusetts

[MASSACHUSETTS NOTARY SEAL]

NEUROMED DEVELOPMENT INC.

By: /s/ Christopher C. Gallen, M.D., Ph.D.	Witnessed this 11th day of June, 2009

Name: Christopher C. Gallen, M.D., Ph.D.	By: /s/ Linda M. Sobeck

Title : CEO	Name: Linda M. Sobeck

Date: June 11, 2009	Notary Public in and For: Pennsylvania

[PENNSYLVANIA NOTARY SEAL]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

EXHIBIT A

Definitions and References

“Action” shall mean any (i) claim, action, suit, arbitration or proceeding (administrative, judicial or otherwise) brought by any one or more Third Parties, private or governmental or (ii) investigation before any Governmental Authority.

“Additional Milestone Achievement Date(s)” shall mean each applicable date as follows: (a) the date upon which Seller provides Purchaser with a copy of the FDA approval letter for the first approval of the Product NDA by the FDA granting marketing approval for any strength or strengths of the Product; (b) if such first approval of the Product NDA approves fewer than three (3) strengths of Product (the “strengths” being the 8 mg, 12 mg, 16 mg and 32 mg dosages of the Product being developed by Seller as of the Effective Date), then the date upon which Seller provides Purchaser with a copy of the FDA approval letter for the approval of the Product NDA by the FDA granting marketing approval for additional strength or strengths of the Product such that the aggregate number of approved strengths of Product (including strengths approved by the FDA previous to such date) is at least three (3).

“Additional Milestone Payment(s)” shall mean and refer to payment(s) to be made under this Agreement by Purchaser upon achievement of Additional Milestone Achievement Date(s), each such payment to be equal to the applicable of the following (as it may be reduced in accordance herewith): (a) if on the first approval by the FDA of the Product NDA covers approval of at least three (3) strengths of Product, then the payment shall be $40,000,000, less the Additional Milestone Payment Reduction Amount if applicable under the following sentence; and (b) if the first approval by the FDA of the Product NDA covers approval of fewer than three (3) strengths of Product, then the initial payment shall be $30,000,000, and then upon the second Additional Milestone Achievement Date (as provided in subclause (b) of the definition of “Additional Milestone Achievement Date” above) there shall be a second payment by Purchaser of $10,000,000 less the Additional Milestone Payment Reduction Amount if applicable under the following sentence. If (and only if) an Additional Milestone Achievement Date occurs after the Reduction Trigger Date (as defined below in this grammatical paragraph) through no fault of Purchaser or its Affiliates, then the amount of the Additional Milestone Payment triggered by such Additional Milestone Achievement Date (pursuant to the applicable of the foregoing subsections (a) or (b)) shall be reduced by the Additional Milestone Payment Reduction Amount. As used in this definition, the “Reduction Trigger Date” shall mean the date that is (x) twelve (12) months after the Closing Date plus (y) the amount of time (if any) that is a delay in progressing development of Product or obtaining FDA Approval due to (i) any action (or inaction) taken (or effected) by Seller (or its Affiliates) at the behest of, or to address the requests of, Purchaser and/or to (ii) any action of FDA in response to any such action (or inaction) taken under clause (i) of this sentence.

“Additional Milestone Payment Reduction Amount” shall mean an amount equal to $833,333 for each full month that elapses, between the Reduction Trigger Date (as defined

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

above) and the occurrence of the applicable Additional Milestone Achievement Date, until the first anniversary of the Reduction Trigger Date; provided that for clarity such amount shall not in any event exceed $10,000,000.

“Additional Tax” shall have the meaning specified in Section 5.5(d).

“Affiliate” shall mean, with respect to any specified Person, any corporation or other entity or Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person. As used in this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) shall mean: (a) to possess, directly or indirectly, the power to affirmatively direct the management and policies of such corporation or other entity, whether through ownership of voting stock or other ownership interest or by contract relating to voting rights or corporate governance or (b) direct or indirect beneficial ownership of at least fifty percent (50%) (or such lesser percentage which is the maximum allowed to be owned by a foreign entity in a particular jurisdiction) of the voting stock or other ownership interest in such corporation or other entity.

“Agreement” shall mean this Asset Purchase Agreement dated as of June 11, 2009 (including all its Exhibits) and all amendments hereto made in accordance with the provisions of Section 8.3.

“ALZA” shall have the meaning specified in Section 7.2(d)(ii).

“ALZA Development and Commercialization Agreement” shall have the meaning specified in Exhibit C.

“Assignment and Assumption Agreement” shall mean the Assignment and Assumption Agreement in the form attached hereto as Exhibit I.

“Assumed Development Cost Liabilities” shall mean Liabilities arising prior to the Effective Time under Transferred Contracts or otherwise relating to the Product, each as specifically set forth on Exhibit F.

“Assumed Liabilities” shall have the meaning specified in Section 2.3(a).

“Bill of Sale” shall mean the Bill of Sale in the form attached hereto as Exhibit J.

“Business” shall mean the business and activities of Seller related to the research, development, Regulatory Approval, manufacture, distribution, marketing, sale, promotion and/or other commercialization of the Products in the Territory.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which banks are required or authorized by Law to be closed in New York.

“Claim” shall have the meaning specified in Section 7.2(c)(i).

2

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

“Clinical Trial Materials” shall have the meaning specified in Exhibit B.

“Closing” shall have the meaning specified in Section 2.5.

“Closing Date” shall have the meaning specified in Section 2.5.

“Code” shall mean the United States Internal Revenue Code of 1986, as amended.

“Commercially Reasonable Efforts” shall mean, with respect to the tasks, obligations or actions of a Party with regard to Products under this Agreement, efforts and resources that are consistent with those generally used, in accordance with good business practices, in the pharmaceutical industry in conducting such tasks, obligations or actions for a product or compound that is of similar market potential at a similar stage in its development or product life as the Products, taking into account appropriate and relevant scientific and commercial factors, such as issues of safety and efficacy, product profile, the intellectual property situation, the regulatory environment and the development or commercial status of the Products; provided, that “Commercially Reasonable Efforts” shall not include any action that (i) a Party in good faith believes would violate any applicable Law or (ii) a Party in good faith believes would violate or infringe any valid intellectual property rights of any Third Party.

“Consent” shall mean any approval, consent, ratification, permission, waiver or authorization (including any Governmental Permit).

“Contract” shall mean any and all written or legally binding oral commitments, contracts, purchase orders, sales orders, leases, subleases, licenses, easements, commitments, arrangements, undertakings, evidence of indebtedness, security or pledge agreements or other agreements.

“Control” (including any variations such as “Controlled” and “Controlling”), in the context of intellectual property rights of a Party, shall mean that such Party or its Affiliates owns or possesses rights to intellectual property sufficient to grant the applicable license, sublicense or access (as appropriate) under this Agreement, without violating the terms of any agreement with a Third Party existing at the time such Party would first be required hereunder to grant such license, sublicense or access.

“Development and Transition Services Agreement” shall mean that certain Development and Transition Services Agreement in the form attached as Exhibit K of this Agreement.

“Disclosing Party” shall have the meaning specified in Section 5.4(a).

“Effective Time” shall mean the time at which the Closing is consummated.

3

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

“Encumbrance” shall mean any security interest, pledge, mortgage, lien (including, without limitation, environmental and Tax liens), charge, encumbrance or adverse claim or any restriction on use, transfer or receipt of income.

“FDA” shall mean the United States Food and Drug Administration and any successor agency thereto.

“First Milestone Achievement Date” shall mean the date upon which Seller provides Purchaser with a copy of the acknowledgement of acceptance of the Product NDA for review by the FDA.

“First Milestone Payment” shall mean and refer to the payment of $5,000,000 to be made in accordance with the requirements of Section 2.4 (a)(iv).

“GAAP” shall have the meaning specified in the definition of Net Sales set forth in this Exhibit A.

“Generic Competition” shall have the meaning specified in Exhibit D.

“Generic Version” shall have the meaning specified in Exhibit D.

“Governmental Authority” shall mean any national, federal, state, municipal, local or other government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.

“Governmental Order” shall mean any order, writ, judgment, injunction, decree, stipulation, or award entered by or with any Governmental Authority.

“Governmental Permits” shall mean any permit, license, certificate, franchise, concession, approval, consent, ratification, permission, clearance, confirmation, endorsement, waiver, certification, designation, rating, registration, qualification or authorization issued, granted, allowed, given or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Law.

“Indemnified Party” shall have the meaning specified in Section 7.2(c)(i).

“Indemnifying Party” shall have the meaning specified in Section 7.2(c)(i).

“Intellectual Property” shall mean, with respect to any Party or Third Party (as applicable), any or all of the following and all statutory and/or common law rights (whether or not evidenced by a patent, a registration or any other Governmental Permit) in, arising out of or associated with any or all of the following: (a) the protection of inventions (including by patent rights), trade and industrial secrets and confidential information, and (b) any similar, corresponding or equivalent rights to any of the foregoing in clause (a), including priority rights and the right to enforce and recover remedies for any of the foregoing.

4

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

“Know-How” shall mean any information related to the research, manufacture, preparation, development or commercialization of a product or technology, including, without limitation, product specifications, processes, product designs, plans, trade secrets, ideas, concepts, inventions, formulae, chemical, pharmacological, toxicological, pharmaceutical, physical, analytical, stability, safety, quality assurance, quality control and clinical data, technical information, research information and other confidential or proprietary technical and business information, whether or not embodied in any documentation or other tangible materials. If Know-How is embodied in tangible materials, including biological materials, chemical compounds or the like, such tangible materials shall be deemed included within the Know-How.

“Knowledge” (a) with respect to Seller shall mean that, based on the actual knowledge of officers and employees of Seller and officers and employees of its Affiliates, in each case, with responsibility for, or supervision of, the relevant matters, such individuals are not aware of facts that make the applicable statement (as to which such Knowledge is attributed) untrue, and (b) with respect to Purchaser shall mean that, based on the actual knowledge of officers and employees of Purchaser and officers and employees of its Affiliates, in each case, with responsibility for, or supervision of, the relevant matters, such individuals are not aware of facts that make the applicable statement (as to which such Knowledge is attributed) untrue.

“Law” shall mean any national, federal, state, municipal or local or other statute, law, ordinance, regulation, rule, code, order, treaty, other requirement or rule of law, as now or hereafter in effect (unless otherwise specifically noted).

“Liability” or “Liabilities” shall mean any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including, without limitation, those arising under any Law (including, without limitation, any environmental Law), Action or Governmental Order and those arising under any Contract.

“Licensee” shall mean a Third Party to whom Purchaser has granted the right to (a) market, promote and sell one or more Products or (b) to practice any Intellectual Property contained in the Transferred Assets. For clarity, “Licensee” shall not include a Third Party distributor or wholesaler.

“Losses” shall have the meaning specified in Section 7.2(a).

“Net Sales” means, with respect to a Product and a particular time period, the total amounts invoiced (or otherwise charged) by or on behalf of Purchaser, its Affiliates and its Licensees for sales of Products made during such particular time period to unaffiliated Third Parties, less the following deductions to the extent paid or actually incurred with respect to such sales:

5

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

(a) discounts, including cash and quantity discounts and other retroactive price adjustments, off of the invoiced price, and contract administration fees, charge-back payments and rebates actually granted to trade customers, managed health care organizations, federal, state, or local government and the agencies, purchasers and reimbursers of managed health organizations or federal, state or local government;

(b) amounts repaid or credited by reason of claims for damaged goods, rejections or returns of Products,

(c) freight, postage, handling, shipping, transportation and insurance charges actually paid by purchaser for delivery of Products, to the extent either itemized on the invoice or invoiced separately,

(d) Taxes (other than income taxes), duties, tariffs or other governmental charges levied on the sale of such Products to the extent invoiced, excluding any withholding taxes, and

(e) amounts invoiced that prove to be uncollectable and, therefore, must be written off,

in each case as determined in accordance with Purchaser’s usual and customary accounting methods consistently applied, which methods shall be in accordance with generally accepted U.S. accounting principles. For clarity, no cost, expense or other reduction or adjustment shall be allowed to the extent it is duplicative of any other such reduction or adjustment.

For purposes of applying this definition, a sale of a Product shall be deemed to have occurred at that point in time when Purchaser is required to book revenue from a sale in accordance with generally accepted U.S. accounting principles (“GAAP”). Also for purposes of applying this definition, with respect to any given period, the amount of any deductions claimed may be based on accruals where it would be impossible to determine actual amounts within the timeframe required hereunder, but all such accrual amounts will be “trued-up” to actual amounts as and when such amounts become known. It is also understood that the amount of any adjustments of the type described in clauses (a) and (b) above may, in certain cases, be determined by allocating to revenue realized by Purchaser as a consequence of its sales of any Product for any particular period of time the appropriate portion of any such payments made by Purchaser to group purchasing organizations, preferred provider organizations or any other entities based upon [*] (but solely to the extent in accordance with GAAP).

In the case of any sale or transfer of a Product between or among a Person and its Affiliates or a Licensee for subsequent resale, Net Sales shall be calculated as above only on the first arm’s length sale thereafter to a Third Party.

“Non-Assignable Asset” shall have the meaning specified in Section 2.2.

6

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

“NPI” shall have the meaning specified in Section 5.4(a).

“NPL” shall have the meaning specified in Section 5.4(a).

“Party” and “Parties” shall have the meaning specified in the first paragraph of this Agreement.

“Person” shall mean an individual, partnership, corporation, association, joint venture, trust, unincorporated organization or governmental entity (or any department, agency or political subdivision thereof).

“Post-Closing Tax Period” means any Tax period commencing after the Closing Date and the portion of any Straddle Period commencing after the Closing Date.

“Pre-Closing Tax Period” means any Tax period ending on or before the Closing Date and the portion of any Straddle Period ending on the Closing Date.

“Prior Agreement” shall have the meaning specified in Section 5.4(a).

“Product” or “Products” shall have the meaning as such term is defined in the ALZA Development and Commercialization Agreement (as defined in Exhibit C of this Agreement) as of June 11, 2009.

“Product NDA” shall mean the New Drug Application filed by Seller seeking marketing approval for the Products.

“Proprietary Information” shall have the meaning specified in Section 5.4(a).

“Purchaser” shall have the meaning specified in the first paragraph of this Agreement.

“Purchaser Disclosure Schedule” shall have the meaning specified in the first paragraph of Article IV.

“Purchaser Indemnified Party” shall have the meaning specified in Section 7.2(a).

“Purchaser Withholding Tax Action” shall have the meaning specified in Section 5.5 (d).

“Receiving Party” shall have the meaning specified in Section 5.4(a).

“Reduction Trigger Date” shall have the meaning specified in the definition of “Second Milestone Payments” as set forth in this Exhibit A.

“Regulatory Approval” shall mean all approvals, licenses, registrations or authorizations of the FDA for the manufacture, use, storage, import, marketing and sale of Product, including any pricing and reimbursement approvals.

7

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

“Reimbursed Development Costs” shall mean those development costs incurred and either (i) paid by Seller prior to the Closing or (ii) to be paid by the Seller within ten (10) days of the Closing, in each case arising prior to the Effective Time under the Transferred Contracts or otherwise relating to the Products and only as described in detail on Exhibit G.

“Retained Liabilities” shall have the meaning specified in Section 2.3(b).

“REMS” shall mean the Risk Mitigation and Evaluation Strategy required by FDA for the Products under Title IX of the Food and Drug Administration Amendment Act of 2007.

“Seller” shall have the meaning specified in the first paragraph of this Agreement.

“Seller Disclosure Schedule” shall have the meaning specified in the first paragraph of Article III.

“Seller Indemnified Party” shall have the meaning specified in Section 7.2(c).

“Straddle Period” means any Tax period beginning before and ending after the Closing Date.

“Subsidiary” shall mean any corporation or other entity, whether or not existing on the date hereof, in which a Purchaser or Seller, as the context requires, directly or indirectly through subsidiaries or otherwise, beneficially owns at least fifty percent (50%) of either the equity interest or voting power of or in such corporation or other entity.

“Survival Period” shall have the meaning specified in Section 7.1.

“Tax” or “Taxes” shall mean: (i) any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and (ii) any Liability for the payment of any amounts of the type described in clause (i) as a result of (A) being or ceasing to be a member of an affiliated, consolidated, combined or unitary group for any period (including, without limitation, any liability under Treas. Reg. Section 1.1502-6 or any comparable provision of non-U.S., state or local law) or (B) a contractual obligation to indemnify any Person.

“Tax Return” shall mean any return, declaration, estimate, report, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Territory” shall mean the United States and its possessions and territories.

8

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

“Third Party” shall mean any Person other than Purchaser, Seller or their respective Affiliates.

“Third Party Claim” shall mean an action by a Third Party giving rise to a Claim.

“Transaction Documents” shall mean, collectively, this Agreement, the Development and Transition Services Agreement, the Bill of Sale, the Assignment and Assumption Agreement and the Guarantees attached as Exhibits M and N.

“Transferred Assets” shall have the meaning specified in Section 2.1.

“Transferred Contracts” shall mean those Contracts listed on Exhibit C, whether or not they are actually assigned or otherwise transferred to Purchaser on and as of the Closing.

“Transferred Intellectual Property” shall mean all Know-How and any other Intellectual Property owned and Controlled by Seller as of the Closing Date that is or has been used in the Business, as described on Exhibit B, including all Intellectual Property rights in any inventions or other subject matter within such Know-How.

“Transferred Tangible and Intangible Assets” shall include the assets set forth on Exhibit B.

“Transfer Taxes” shall have the meaning specified in Section 2.4(b).

9

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

EXHIBIT B

Transferred Tangible and Intangible Assets

(a) Books and Records; Data and Information. All of the following data, information and records:

(i) Clinical Data and Know-How. All clinical trial data and documentation (including, to the extent they exist as of the Closing Date, protocols, investigator brochures, interim and/or final reports, safety data, raw data, batch records, data tables, data files and summaries) and Know-How owned by the Seller directly arising out of or resulting from the Products and human clinical trials utilizing the Products conducted by or on behalf of Seller, including:

[*].

(ii) Other Test Data. All data and documentation (including, to the extent they exist as of the Closing Date, protocols, data tables, files and summaries) arising out of or resulting from non-clinical or preclinical tests conducted with respect to the Products including:

•	[*]
•	[*]
•	[*]
•	[*]
•	[*]
•	[*]

(b) Clinical Trial Materials. The inventories of Product (in bulk or finished form as the case may be) and intermediates and supporting documentation, all as identified below:

4mg, 8mg, 16mg and 32mg, placebo and rescue medication tablets stored at [*] (the “Clinical Trial Materials”).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

(c) Rights and Claims. All rights, privileges, claims and causes of action (regardless of whether or not such claims or causes of action have been asserted by Seller) arising out of or relating to the ownership, performance or use of the Transferred Assets or the Transferred Contracts.

(d) Regulatory Materials. All documentation of Seller regarding regulatory compliance, excluding the Product NDA.

(e) Commercial and Medical Affairs Materials. Originals or copies of all market research reports, commercial planning documents, sales training manuals or similar documentation, forecast and production planning models, REMS programs and educational materials and all other commercial or medical affairs materials.

(f) Trademarks. All U.S. rights in the trademarks including:

•	EXALGO filed with the United States Patent and Trademark Office on 31 October 2008 and assigned trademark serial number 77605306

•	[*] filed with the United States Patent and Trademark Office on [*] and assigned trademark serial number [*]

•	[*] filed with the United States Patent and Trademark Office on [*] and assigned trademark serial number [*]

2

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

EXHIBIT C

Transferred Contracts

A. Agreements between Seller and ALZA Corporation

1. Development and Commercialization Agreement, dated April 20, 2007, by and between Alza Corporation and Seller (originally NPL) and as amended by Amendment 1, dated October 30, 2007, Amendment 2, dated October 30, 2007, Amendment 3, dated August 15, 2007, Amendment 4, dated October 24, 2007, Amendment 5, dated January 22, 2008, Amendment 6, dated April 11, 2008, Amendment 7, dated June 30, 2008, Amendment 8, dated April 23, 2009, Amendment 9, dated February 12, 2009, Amendment 10, dated April 23, 2009 and Amendment 11, dated June 9, 2009 (collectively, the “ALZA Development and Commercialization Agreement”);

2. Product Supply Agreement, dated April 20, 2007, by and between Alza Corporation and Seller (originally NPL);

3. Trademark Agreement, dated April 20, 2007, by and between Alza Corporation and Seller (originally NPL);

4. Pharmacovigilance Agreement, dated September 19, 2007, by and between Alza Corporation and Seller (originally NPL);

5. Clinical Supplies Quality Agreement, dated November 16, 2007, by and among Alza Corporation, Johnson & Johnson Pharmaceutical Research and Development LLC and Seller, as amended December 17, 2008;

6. Commercial Supplies Quality Agreement, dated May 15, 2009, by and among Alza Corporation, Janssen Cilag Manufacturing LLC and Seller.

B. Agreements between Seller and any Third Party related to the Products:

1. Master Services Agreement, dated May 19, 2008, with [*] and related work order numbers 2 and 3, both dated March 13, 2009;

2. Master Services Agreement, dated October 21, 2008, with [*] and related services agreement addendum numbers 1 and 2, both dated November 17, 2008;

3. [*].

4. [*].

5. [*].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

6. [*].

7. [*].

8. [*].

9. [*].

10. [*].

11. [*].

12. [*].

13. [*].

14. [*].

15. [*].

16. [*].

17. [*].

2

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

EXHIBIT D

Royalties

1. Royalty Rates.

(a) Purchaser shall pay to Seller royalties as a percentage of the aggregate Net Sales of Products that are sold commercially by or under authority of Purchaser or its Affiliates or Licensees, such royalties at the following rates:

Aggregate Net Sales of the Products During a Calendar Year	Royalty Rate
Portion up to and including $[*]	[*]% of such Net Sales
Portion above $[*] up to $[*]	[*]% of such Net Sales
Portion above $[*]	[*]% of such Net Sales

(b) Notwithstanding the foregoing, Purchaser’s obligation to pay royalties under Section (a) above with respect to sales of Product shall be reduced during all times in which there is Generic Competition with respect to Product in the Territory, as set forth below:

(i) during any such period in which the there is one (1) Generic Version of Product being sold commercially in the Territory (for so long as sales of such Generic Version continue), then the royalty rates set forth in Section 1(a) shall be reduced by [*]% for Net Sales of the Product made during such period; and

(ii) during any such period in which the there are two (2) or more Generic Versions of Product being sold commercially in the Territory (for so long as sales of such Generic Version continue), then the royalty rates set forth in Section 1(a) shall be reduced by [*]% for Net Sales of the Product made during such period;

For purposes of this Section 1(b), “Generic Competition” with respect to Product shall be deemed to exist in any particular period in which one or more Generic Versions (as defined below) of Product are being marketed and sold commercially in the Territory; and “Generic Version” shall mean a product that: (x) is AB-rated to the Product, (y) obtained Regulatory Approval under an Abbreviated New Drug Application by establishing equivalence to the Product, without a requirement to conduct any clinical trials regarding the efficacy of such product, and (z) is legally marketed and sold commercially in the Territory by an entity other than Purchaser, its Affiliates or its Licensees; and the royalty rate reductions above shall apply for that portion of time during any quarterly royalty reporting period during which the applicable Generic Competition is occurring.

(c) In the event the royalty rates set forth in Section 1(a) have not been reduced in accordance with Section 1(b)(ii) prior to the [*] ([*]) anniversary of the Closing Date, then effective on such [*] ([*]) anniversary, the royalty rates shall be reduced by [*]%.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

(d) In the event that Purchaser reasonably determines, in good faith, that it is necessary to license rights under issued patents of a Third Party that claim the OROS formulation used in Product in order to permit Purchaser to market and sell Product in the Territory without infringing such Third Party’s patents, Purchaser shall have the right, on no less than twenty (20) days’ written notice to the Seller, to deduct from the royalties otherwise due and payable under this Agreement based on sales of such Product [*] percent ([*]%) of the royalties or other amounts actually paid to such Third Party pursuant to licenses referred to above based on such sales of the Product in the Territory; provided, however, that such deduction may not at any time or in the aggregate reduce the amount of royalties paid to Seller by more than [*] percent ([*]%) of the royalty payments otherwise due and payable to Seller hereunder for such sales of Product during any given period of time.

2. Payments.

(a) Royalty Payment Terms. Purchaser’s royalty obligation under the above Section 1 for sales or dispositions of Products accrues upon the sale or other commercial disposition of Product. Purchaser shall pay to Seller the royalties described in Section 1 above for all royalties that accrue during a particular calendar quarter no later than thirty (30) days after the end of such calendar quarter.

(b) Overdue Payments. In the event any royalty or Milestone Payment payable by Purchaser to Seller under the Agreement is not made when due, such outstanding payment shall accrue interest (from the date such payment is due through and including the date upon which full payment is made) at the prime rate as reported by the JP Morgan Chase, New York, New York on the date such payment is due, plus an additional three hundred (300) basis points (or the maximum rate permitted by applicable law).

3. Reports, Records and Accounting.

(a) Reports. Purchaser shall furnish to Seller a written report for each calendar quarter during the term of the Agreement showing:

(i) the gross sales of all Products sold by Purchaser, its Affiliates and Licensees during such calendar quarter and the detailed calculation of Net Sales (consistent with the definition of Net Sales set forth in Exhibit A), in United States Dollars, of the Products from such gross sales, and

(ii) the calculation of royalties owed to Seller upon such Net Sales of the Products.

Reports to be provided by Purchaser to Seller under this Section 3(a) shall be due thirty (30) days following the end of each calendar quarter.

(b) Records. Purchaser shall keep, and shall require that its Affiliates and Licensees keep, complete and accurate books of account and records in sufficient detail to enable

2

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

the amounts payable under the Agreement to be determined. Such books and records shall be kept at the principal place of business of Purchaser or its Affiliates or Licensees, as the case may be, for at least thirty-six (36) months following the end of the calendar year to which such books and records pertain.

(c) Audits.

(i) Audit Rights. Upon at least thirty (30) days prior written notice from Seller and not more than once in each calendar year, Purchaser shall permit, and shall require its Affiliates, and shall use commercially reasonable efforts to require its Licensees, to permit an independent certified public accounting firm of nationally recognized standing, selected by Seller and reasonably acceptable to Purchaser, to have access during normal business hours to such books of account and records of Purchaser, and its Affiliates and Licensees, at such party’s principal place of business, as may be reasonably necessary to (A) verify the accuracy of the royalty reports hereunder for any calendar year ending not more than thirty-six (36) months prior to the date of such request or (B) determine whether other payments were owed to Seller during any calendar year ending not more than thirty-six (36) months prior to the date of such request. If the Purchaser is unable to obtain from any Licensee a right for Seller to audit the books of account and records of such Licensee, Purchaser shall use its best efforts (without the payment of any sums) to obtain the right to inspect and audit such Licensee’s books and records for themselves and shall exercise such audit rights on behalf of Seller upon Seller’s written request, provided that Seller agrees to reimburse and does promptly reimburse Purchaser for the costs incurred by such Purchaser to perform such audit, and disclose the results of any such audit to Seller in accordance with Section 4(c)(ii) below.

(ii) Audit Results. If an audit pursuant to Section 3(c)(i) above establishes that additional royalties or other payments were owed to Seller during the period covered by such audit, Purchaser shall promptly remit to Seller: (A) the amount of such additional royalties or other payments and (B) interest on such amount which shall be calculated pursuant to Section 2(b) above. In the event such audit establishes that amounts were overpaid by Purchaser during such period, the amount of such overpayment shall promptly be refunded by Seller to Purchaser. The fees charged by such accounting firm in connection with any audit pursuant to Section 4(c)(i) above (including such fees charged in connection with an audit by Purchaser at Seller’s request) shall be paid by Seller, provided, however, that if a discrepancy in favor of Seller of more than five percent (5%) of the amount due under the Agreement for the period being audited is established, then Purchaser shall pay the reasonable fees and expenses charged by such accounting firm in connection with such audit.

(iii) Confidential Information. Seller shall treat all financial information subject to review under this Section 3 as confidential in accordance with Section 5.4 of the Agreement, and shall cause its accounting firm to retain all such financial information in confidence. In addition, Seller’s accounting firm shall be required to execute a reasonable confidentiality agreement prior to commencing any audit pursuant to Section 3(c)(i) above.

3

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

EXHIBIT E

Representations and Warranties of Seller

1. Organization. Seller is duly organized, validly existing and in good standing under the laws of Barbados and has all requisite power and authority to own or lease its assets and to carry on its business as currently conducted by it.

2. Transferred Assets. At the Closing, Seller (and/or its Affiliates) will deliver to Purchaser good and marketable title to all Transferred Assets, other than any Non-Assignable Assets, free and clear of all Encumbrances, except as otherwise provided in the Transferred Contracts. All tangible assets listed on Exhibit B are in good condition and repair (ordinary wear and tear excepted). That portion of the Transferred Assets listed on Exhibit B comprises all of the Intellectual Property rights owned by Seller relating in any fashion to the Products or the Business. The Transferred Assets (including the rights of reference to the Product NDA once transferred) constitute all of the assets owned by Seller and either used to operate the Business or relating directly to the Business as operated by Seller as of the Closing.

3. Intellectual Property.

(a) No Infringement by Seller. To the Knowledge of Seller, the Transferred Intellectual Property does not infringe or misappropriate any Intellectual Property of any Person. Neither Seller nor any of its Affiliates have received written notice from any Person, and Seller has no Knowledge of any Person making any allegation or threat to Seller or any of its Affiliates, claiming that the Products infringe or misappropriate any Intellectual Property of any Person. There are no pending or, to the Knowledge of Seller, threatened claims (including interferences, oppositions and similar proceedings) against Seller challenging validity, enforceability or title to the Transferred Intellectual Property.

(b) No Infringement by Third Parties. To the Knowledge of Seller, no Person has infringed or misappropriated or is infringing or misappropriating any Transferred Intellectual Property.

(c) Maintenance of Confidentiality. Seller and its Affiliates have taken commercially reasonable steps to maintain the confidentiality of the Transferred Intellectual Property and protect and enforce its rights thereto and, to the Knowledge of Seller, none of the Transferred Intellectual Property has either been transferred to Third Parties (except for limited purposes and pursuant to the requirement of confidentiality and nondisclosure) or is the public domain.

(d) Registration. All trademark rights within the Transferred Intellectual Property have been properly registered (if appropriate) and all annuity, maintenance, renewal and other fees related thereto are current.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

(e) Assignments. All current and former officers, employees, consultants and independent contractors of Seller and its Affiliates who perform or have performed services related to the development of Products or Transferred Intellectual Property have executed and delivered to Seller (i) agreements regarding the protection of proprietary information and (ii) the assignment to Seller of any Intellectual Property arising from services performed for Seller by such persons. To the Knowledge of Seller, no employee, consultant or independent contractor of the Seller or its Affiliates who perform or have performed past services related to the development of Products or Transferred Intellectual Property is in violation of any term of any patent disclosure agreement or employment contract or any other contract or agreement relating to the relationship of any such employee, consultant or independent contractor with Seller or its Affiliates in a manner that may adversely affect the Transferred Assets.

4. Contracts.

(a) Seller has delivered or made available to the Purchaser accurate and complete copies of all Transferred Contracts, including all exhibits, schedules, amendments and supplements thereto.

(b) Seller and its Affiliates have taken all actions and performed all duties necessary to be in compliance with each and every one of the Transferred Contracts and with any other Contract failure to comply with which would be reasonably likely to adversely affect its title or rights in and to any of the Transferred Assets or its ability to convey to Purchaser any of the rights to be transferred hereunder. Seller warrants that neither it nor any of its Affiliates are in breach of any of the Transferred Contracts or any such other Contract and there is no reasonable basis to believe that, as a consequence of the acts or omissions to act of Seller or any of its Affiliates, any Third Party to any of the Transferred Contracts or such other Contracts would be reasonably likely to take any action that might in any manner interfere with any of the rights to be conveyed hereunder by Seller to Purchaser. No event has occurred that, through the passage of time or the giving of notice, or both, would constitute a breach, violation or default on the part of Seller or any Seller Affiliate under any of its obligations under a Transferred Contract or cause the acceleration of any obligation of Seller thereunder or the creation of any encumbrance on any of the Transferred Assets. To Seller’s Knowledge, no event has occurred that, through the passage of time or the giving of notice, or both, would constitute a breach, violation or default, on the part of a Third Party that is party to a Transferred Contract, of any of its obligations under such Transferred Contract, or cause the acceleration of any such obligation of such party. Neither Seller nor any of its Affiliates have received any written notice or other written communication regarding any actual or alleged, violation or breach of, or default under, any Transferred Contract. To Seller’s Knowledge, no other party to any Transferred Contract is in material breach or default thereunder.

(c) Each of the Transferred Contracts is enforceable against the parties thereto in accordance with its terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (b) the application of specific performance, injunctive relief and other equitable remedies by any court or other tribunal.

2

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

(d) There are no Contracts other than the Transferred Contracts to which Seller or any of its Affiliates is a party and which are solely or primarily related to the Business: (i) for the sale, development or commercialization of any Product material, in bulk or finished form, or for the sale of any of the Transferred Assets or for the grant to any Person of any rights to purchase or receive any beneficial interest in any of the Transferred Assets, (ii) for the licensing out or use by a Third Party other than for Seller’s benefit of Transferred Assets, (iii) with clinical research organizations or contract manufacturers, or (iv) with any Governmental Authority.

(e) Seller warrants that ALZA will not terminate the ALZA Development and Commercialization Agreement (as defined in Exhibit C of this Agreement) due specifically to the uncured breach or default by Seller or Seller’s Affiliate occurring prior to the Effective Date in the performance or observance of any of its obligations under such ALZA Development and Commercialization Agreement.

5. Compliance with Applicable Laws.

(a) Seller and its Affiliates are in material compliance with each Law that is applicable to the ownership or use of any of the Transferred Assets, including those relating to the evaluation, testing (including clinical testing), research, experimentation, manufacture, marketing and sale of the Products, in whatever stage of development, to the extent such laws are applicable to the Seller or any of its Affiliates, and neither Seller nor its Affiliates have received any written notice from the FDA or other Governmental Authority regarding a violation of any such Law.

(b) Seller and its Affiliates have not received notice of, and are not subject to, any adverse inspection, finding of deficiency, finding of non-compliance, compelled or voluntary recall, investigation, penalty for corrective or remedial action or other compliance or enforcement action by the FDA or any other Governmental Authority, in each case relating to Products or to the facilities in which the Products are manufactured, collected or handled. There are no pending or, to the Knowledge of Seller, threatened actions, proceedings or complaints by the FDA or any other Governmental Authority regarding the Products.

(c) All pre-clinical and clinical trials conducted by or under the authority of Seller with regard to the Products were and are being conducted in material compliance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards used within the pharmaceutical industry and all applicable Laws and relevant guidelines and standards established by the FDA.

6. Litigation. There are no Actions pending against Seller or any of its Affiliates or its or their properties or officers (in their capacities as such), nor has Seller or any of its Affiliates received notice of any threat thereof, before any Governmental Authority that questions the validity of the Transaction Documents, or the right of Seller to enter into them, or the ability of Seller to perform its obligations contemplated thereby. There is no Action initiated by Seller or

3

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

any of its Affiliates currently pending or which Seller or its Affiliates currently intend to initiate regarding the Products or the Business.

7. Tax Matters.

(a) There are no Liabilities for Taxes in connection with the Transferred Assets for the Pre-Closing Tax Period that have not been paid that could affect the use or enjoyment by the Purchaser of the Transferred Assets. Seller has timely filed all Tax Returns that are required to be filed with respect to the Transferred Assets on or prior to the Closing date. All such Tax Returns are true and correct in all material respects and have accurately reflected all Taxes relating to the Transferred Assets for the Pre-Closing Tax Period.

(b) No liens for Taxes (other than for current Taxes not yet due and payable) have been filed and no claims have been asserted in writing with respect to the Transferred Assets.

(c) Seller has not (i) been the subject of an audit or other examination of Taxes relating to the Transferred Assets by any Governmental Authority (and Seller has not received written notice that any audit is pending or contemplated), or (ii) received any written notices from any Governmental Authority relating to any issue which could affect the Taxes relating to the Transferred Assets.

(d) All Taxes which Seller is (or was) required by applicable Law to withhold or collect in connection with the Transferred Assets have been duly withheld or collected, and have been timely paid over to the proper Governmental Authority to the extent due and payable.

(e) No written claim has ever been made by any Governmental Authority in a jurisdiction where Seller does not file Tax Returns that Seller is, or may be, subject to taxation with respect to the Transferred Assets by that jurisdiction.

(f) No outstanding agreement, waiver or consent providing for an extension of the statutory period of limitation with respect to any Taxes or Tax Returns relating to the Transferred Assets exists, and no power of attorney granted by Seller with respect to any Taxes relating to the Transferred Assets is currently in force.

(g) There are no Tax sharing, allocation, indemnification or similar agreements related to Taxes in effect as between Seller and any other party under which Purchaser or the Transferred Assets could be liable for any Taxes or other Tax-related claims of a party, or an Affiliate of a party, to those agreements.

8. Authority; Binding Nature of Agreements. Seller has the corporate power and authority to enter into and to perform its obligations under each of the Transaction Documents to which it is a party, including to transfer the Transferred Assets to the Purchaser; and the execution, delivery and performance by Seller of the Transaction Documents to which it is a party have been duly authorized by all necessary action on the part of Seller and its stockholders,

4

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

board of directors and officers. Each of the Transaction Documents to which Seller is a party constitutes the legal, valid and binding obligation of Seller, and is enforceable against Seller in accordance with its terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (b) the application of specific performance, injunctive relief and other equitable remedies by a court or other tribunal.

9. Non-Contravention; Consents. Except as set forth in Part 9 of the Seller Disclosure Schedule, neither the execution and delivery by Seller of any of the Transaction Documents, nor the consummation or performance by Seller of any of the transactions contemplated hereunder, will:

(a) result in a violation of the certificate of incorporation or bylaws or other organizational document of Seller or any Law to which Seller, or any of the Transferred Assets, is subject, or result in or cause the creation of any Encumbrance upon any of the Transferred Assets,

(b) result in a violation or breach of, or result in a default under, any Transferred Contract, or

(c) give any Person the right to (i) declare a default or exercise any remedy under any Transferred Contract, (ii) accelerate the maturity or performance of any Transferred Contract or (iii) cancel, terminate or modify any Transferred Contract.

Seller is not required to make any filing with or give any notice to, or to obtain any Consent from, any Person, including any Third Party or Governmental Authority, in connection with the execution and delivery of any of the Transaction Documents.

10. Royalties. Except pursuant to the Transferred Contracts, Seller is not required, pursuant to any Contract, to make or accrue any royalty or other licensing or similar payment to any Third Party in connection with the Products.

11. Governmental Consents and Approvals. The execution and delivery by Seller of the Transaction Documents to which it is a party, and performance by Seller of its obligations set forth therein, does not and will not require any Consent, action by, filing with or notification to any Governmental Authority.

5

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

EXHIBIT F

Assumed Development Cost Liabilities

Vendor Name:	Invoice #	Type of Expense	Assumed Amount (USD)
Transferred Contracts
ALZA Corporation (1)	Estimated Q2	Estimated Q2 Development Expenses (Amendment [*])	$	[*]

			$	[*]

Total			$	[*]

(1)	Estimates Q2 costs based on Amendment #[*] to the Development and Commercialization Agreement between ALZA Corporation and Neuromed Pharmaceutical Ltd., subsequently assigned to Neuromed Development Inc.

6

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

EXHIBIT G

Reimbursed Development Costs

Vendor Name:	Invoice #	Type of Expense	Invoice Amount (USD)	Reimbursed Amount (USD)
Transferred Contracts
[*] (1)	[*]	[*]	$[*]	$[*]
[*]	[*]	[*]	$[*]	$[*]
[*]	[*]	[*]	$[*]	$[*]
[*]	[*]	[*]	$[*]	$[*]
[*]	[*]	[*]	$[*]	$[*]
[*]	[*]	[*]	$[*]	$[*]

			$[*]	$[*]

Other Agreed upon REMS Costs
[*]	[*]	[*]	$[*]	$[*]
[*]	[*]	[*]	$[*]	$[*]
[*]	[*]	[*]	$[*]	$[*]
[*]	[*]	[*]	$[*]	$[*]
[*]	[*]	[*]	$[*]	$[*]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

[*]	[*]	[*]	$[*]	$[*]
[*]	[*]	[*]	$[*]	$[*]
[*]	[*]	[*]	$[*]	$[*]
[*]	[*]	[*]	$[*]	$[*]
[*]	[*]	[*]	$[*]	$[*]
[*]	[*]	[*]	$[*]	$[*]
[*]	[*]	[*]	$[*]	$[*]

			$[*]	$[*]

Total			$[*]	$[*]

(1)	Only a portion of this invoice will be charged as agreed. The portion charged relates to the [*] development incurred in Q1 2009.

2

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

EXHIBIT H

Representations and Warranties of Purchaser

a. Organization. Purchaser is duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own or lease its assets and to carry on its business as currently conducted by it.

b. Authority; Binding Nature of Agreements. Purchaser has the corporate power and authority to enter into and to perform its obligations under each of the Transaction Documents to which it is a party and the execution, delivery and performance by Purchaser of the Transaction Documents to which it is a party has been duly authorized by all necessary action on the part of Purchaser. Each of the Transaction Documents to which Purchaser is a party constitutes the legal, valid and binding obligation of Purchaser and is enforceable against Purchaser in accordance with its terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (b) the application of specific performance, injunctive relief and other equitable remedies by a court or other tribunal.

c. Non-Contravention; Consents. Neither the execution and delivery by Purchaser of any of the Transaction Documents, nor the consummation or performance by Purchaser of any of the transactions contemplated hereunder, will result in a violation of the certificate of incorporation or bylaws or other organizational document of Purchaser or any of its Affiliates or any Law to which they are subject. Purchaser is not required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with the execution and delivery of any of the Transaction Documents.

d. Litigation. There are no Actions pending against Purchaser or any of its Affiliates or its or their respective properties or officers (in their capacities as such), nor have Purchaser or its Affiliates received notice of any threat thereof, before any Governmental Authority that questions the validity of the Transaction Documents, or the right of Purchaser to enter into them, or the right of Purchaser to perform its obligations contemplated thereby.

e. Governmental Consents and Approvals. The execution and delivery by Purchaser of the Transaction Documents to which it is a party, and performance by Purchaser of its obligations set forth therein, does not and will not require any Consent, action by, filing with or notification to any Governmental Authority.

f. Compliance with Laws. Purchaser is not in violation of any applicable Law in respect of the conduct of its business or the ownership of its properties that might have any impact on the transactions contemplated hereby. In a situation where it might have any impact on the transactions contemplated hereby, no Governmental Authority has notified Purchaser that its business is or was in violation of any Law or Required Permit or the subject of any investigation in any jurisdiction where such business is conducted and, to the Knowledge of Purchaser, there are no reasonable grounds for the same.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

EXHIBIT I

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement is being executed and delivered as of June 11, 2009, with respect to the sale, assignment and transfer by Neuromed Development Inc., a corporation organized under the laws of Barbados the (“Seller”), to Mallinckrodt Inc., a Delaware corporation (“Purchaser”), of the Transferred Contracts. Capitalized terms not defined herein shall have the meaning assigned to such terms in the Asset Purchase Agreement, dated as of June 11, 2009 (the “Purchase Agreement”), by and between the Seller and the Purchaser.

In consideration of the purchase by the Purchaser of the Transferred Assets pursuant to a Bill of Sale of even date herewith, Seller and Purchaser hereby agree as follows:

1. Seller hereby assigns, transfers and grants to Purchaser all of Seller’s right, title and claim, interest in and under each Transferred Contract.

2. Purchaser hereby accepts such the assignment, transfer and grant of all of the Transferred Contracts and Purchaser hereby assumes and agrees to subsequently, in due course, pay, honor and discharge all of the Assumed Liabilities.

3. Except as expressly provided in Section 2 hereof, Purchaser is not assuming or agreeing to assume any other liabilities or obligations of the Seller, including (without limitation) the Retained Liabilities.

4. The parties hereby acknowledge and agree that neither the representations and warranties nor the rights and remedies of any party under the Purchase Agreement shall be deemed to be enlarged, modified or altered in any way by this Agreement. In the event of a conflict between this Assignment and Assumption Agreement and the Asset Purchase Agreement, the terms of the Asset Purchase Agreement shall govern.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

5. Subject to this Section 5, this Assignment and Assumption Agreement shall not be assignable by any party to any Third Party without the prior written consent of the other Party. Notwithstanding the foregoing, a Party may assign this Assignment and Assumption Agreement, without the written consent of the other Party, (a) to an Affiliate, provided that the assigning Party guarantees the performance of this Assignment and Assumption Agreement by such Affiliate, or (b) to a successor to all or substantially all of such assigning Party’s stock or the relevant portion of its assets or business to which this Assignment and Assumption Agreement relates (whether by stock purchase, asset purchase, merger or otherwise), provided that any such assignee agrees in writing to be bound by the terms of this Agreement. Subject to the provisions of this Section 5, this Assignment and Assumption Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6. This Assignment and Assumption Agreement may be amended only by written instrument signed by the parties hereto.

7. This Assignment and Assumption Agreement shall be governed in all respects, including validity, interpretation and effect, by the internal laws of the State of New York, without giving effect to the conflict of laws principles thereof.

8. This Assignment and Assumption Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

9. This Assignment and Assumption Agreement shall be effective for all purposes as of 12:01 A.M. on June 11, 2009.

2

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be duly executed as of the day and year first above written.

MALLINCKRODT INC.

By:
Name:
Title:

NEUROMED DEVELOPMENT INC.

By:
Name:
Title:

3

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

EXHIBIT J

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

BILL OF SALE AND ASSIGNMENT

THIS BILL OF SALE AND ASSIGNMENT (“Bill of Sale”) is made and executed as of June 11, 2009, by Neuromed Development Inc., a corporation organized under the laws of Barbados (“Seller”), in favor of Mallinckrodt Inc., a Delaware corporation (“Purchaser”). Unless otherwise defined herein, capitalized terms as used in this Bill of Sale are defined in the Asset Purchase Agreement of even date herewith (the “Purchase Agreement”) by and between the Seller and the Purchaser.

Seller hereby sells, grants, assigns, conveys, transfers and delivers unto Purchaser, its successors and assigns forever, all of the Transferred Tangible and Intangible Assets.

Nothing expressed or implied in this Bill of Sale shall be deemed to be an assumption by the Purchaser of any obligations or liabilities of the Seller, except as may be otherwise provided in the Purchase Agreement. The Purchaser does not by this Bill of Sale assume or agree to pay, perform or discharge any obligations or liabilities of the Seller of any nature, kind or description whatsoever.

Nothing expressed or implied in this Bill of Sale is intended to confer upon any person, other than the Seller and the Purchaser, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Bill of Sale.

The parties hereby acknowledge and agree that neither the representations and warranties nor the rights and remedies of any party under the Purchase Agreement shall be deemed to be enlarged, modified or altered in any way by this Bill of Sale. In the event of conflict between this Bill of Sale and the Asset Purchase Agreement, the terms of the Asset Purchase Agreement shall govern.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

This Bill of Sale shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

This Bill of Sale shall be governed in all respects, including validity, interpretation and effect, by the internal laws of the State of New York, without giving effect to the conflict of laws principles thereof.

This Bill of Sale and Assignment shall be effective for all purposes as of 12:01 A.M. on June 11, 2009.

IN WITNESS WHEREOF, the Seller has caused this Bill of Sale to be executed as of the day and year first above written.

NEUROMED DEVELOPMENT INC.

By:
Name:
Title:

2

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

EXHIBIT K

Development and Transition Services Agreement

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

EXHIBIT L

Guaranty of Covidien International Finance S.A.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

GUARANTY

by

COVIDIEN INTERNATIONAL FINANCE S.A.

in favor of

NEUROMED DEVELOPMENT INC.

Dated as of June 11, 2009

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

GUARANTY

GUARANTY (this “Guaranty”), dated as of June 11, 2009 by Covidien International France S.A., a corporation organized and existing under the laws of Luxembourg (“Guarantor”), in favor of Neuromed Development Inc., a corporation organized and existing under the laws of Barbados (“Neuromed”).

R E C I T A L S

(A) Mallinckrodt, Inc. (“Mallinckrodt”), an affiliate of the Guarantor, is entering into a transaction with Neuromed to purchase certain assets and assume certain specified liabilities of Neuromed, in accordance with the terms and conditions set forth in that certain Asset Purchase Agreement between Neuromed and Mallinckrodt of even date herewith (“Base Agreement”).

(B) Neuromed is requiring, as a condition to the signing of and closing of the transactions under the Base Agreement, that the Guarantor execute and deliver this Guaranty. Neuromed will not execute the Base Agreement but for the execution and delivery of this Guaranty by the Guarantor.

(C) Guarantor is an affiliate of Mallinckrodt.

(D) In furtherance of the business purposes of the Guarantor, the Guarantor desires to guaranty all obligations of Mallinckrodt in connection with the Base Agreement and the agreements or other instruments entered into by Mallinckrodt in connection therewith (the “Contracts”).

NOW, THEREFORE, based upon the foregoing, and in order to induce Neuromed to execute the Base Agreement, the Guarantor hereby agrees as follows:

ARTICLE 1

DEFINITIONS

ARTICLE 1 SECTION 1.1. Definitions. As used in this Guaranty, the following terms have the following meanings unless the context otherwise requires:

“Guaranteed Obligations” has the meaning ascribed to such term in Section 2.1.

“Guaranty” means this Guaranty, as it may be amended, supplemented or otherwise modified from time to time in writing signed by the Guarantor and Neuromed.

2

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

ARTICLE 2

THE GUARANTY

SECTION 2.1. The Guaranty. Except as expressly set forth herein, the Guarantor hereby unconditionally guarantees to Neuromed the full and punctual payment and performance by Mallinckrodt of its liabilities and other obligations in respect of the Base Agreement and under the Contracts, whether for principal, interest, premiums, fees, indemnities, damages, costs, expenses or otherwise, in each case subject to the conditions and limitations expressly set forth in the Base Agreement or the Contracts (the “Guaranteed Obligations”). The Guarantor expressly acknowledges that default by Mallinckrodt or the failure of Mallinckrodt to perform any Guaranteed Obligation in the time required in each case under the Base Agreement or the relevant Contract(s), is a condition of the exercise of this Guaranty with respect to Mallinckrodt.

SECTION 2.2. Termination of Guaranty. This Guaranty shall remain in full force and effect until the earliest date on which (i) all of the Guaranteed Obligations have been completely performed and paid in full, or (ii) a replacement guarantor reasonably acceptable to Neuromed shall have assumed all the rights and obligations of the Guarantor under this Guaranty. The Guarantor’s payment of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge the Guarantor’s liability, as set forth herein, for any portion of the Guaranteed Obligations that has not been completely performed or indefeasibly paid in full.

SECTION 2.3. Guaranty Unconditional. The Guarantor agrees that the obligations of the Guarantor hereunder shall be unconditional and absolute. Notwithstanding any provision of this Guaranty to the contrary, the Guarantor shall be entitled to assert as a defense to any claim for payment of any Guaranteed Obligations, that (i) such Guaranteed Obligations are not currently due under the terms of the Base Agreement or any relevant Contract or (ii) that such Guaranteed Obligations have previously been paid in full. In no event shall this Guaranty be interpreted to impose upon the Guarantor any obligations that are not part of or are beyond the Guaranteed Obligations.

SECTION 2.4. Waivers of Notices and Defenses. The Guarantor hereby waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any corporation or person against Mallinckrodt or any other corporation or person, except that no payment shall be sought from the Guarantor under this Guaranty unless a notice of default has been served to Mallinckrodt with a copy to the Guarantor providing for a minimum cure period of 15 days to remedy such default (if and only if such default is curable) and indicating Neuromed’s intention to claim under this Guaranty in the absence of remedy within such cure period.

SECTION 2.5. Stay. The Guarantor agrees that, notwithstanding anything to the contrary herein, if Neuromed is stayed upon the insolvency, bankruptcy, or reorganization of Mallinckrodt or any of its affiliates from exercising its rights to enforce or exercise any right or remedy with respect to any Guaranteed Obligations, or is prevented from giving any notice or

3

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

demand for payment or performance or taking any action to realize on any security or collateral or is prevented from collecting any of the Guaranteed Obligations, in any such case, by such proceeding or action, the Guarantor shall pay or render to Neuromed upon demand therefor the amount that would otherwise have been due had such rights and remedies been permitted to be exercised by Neuromed.

SECTION 2.6. No Enforcement of Subrogation. Upon making any payment or performance with respect to any Guaranteed Obligation hereunder, the Guarantor shall be subrogated to the rights of Neuromed against Mallinckrodt with respect to such payment; provided that the Guarantor shall not enforce any payment right by way of subrogation until all Guaranteed Obligations have been paid in full.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

The Guarantor hereby represents and warrants to Neuromed that the following statements are true and correct:

SECTION 3.1. Binding Obligation. This Guaranty has been duly and validly executed and delivered by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally and by equitable principles relating to the availability of equitable remedies.

ARTICLE 4

MISCELLANEOUS

SECTION 4.1 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, facsimile transmission or similar writing) and shall be given to such party at its address or telecopy number set forth, in the case each of the Guarantor, on the signature pages hereof, or in the case of Neuromed, in the Base Agreement, or such other address or telecopy number as such party may hereafter specify for the purpose by notice to the other party. Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when such telecopy is transmitted to the telecopy number specified in this Section and electronic confirmation has been received, or (ii) if given by any other means (which in the case of mail shall be registered mail or airmail for international mail), when delivered at the address specified in this Section.

SECTION 4.2. Waivers. No failure or delay by Neuromed in exercising any right, power or privilege hereunder or under the Base Agreement or any Contract shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

4

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

SECTION 4.3. Amendments and Waivers. This Guaranty constitutes the complete agreement of Neuromed and the Guarantor with respect to the subject matter hereof and supersedes all prior or contemporaneous negotiations, promises, covenants, agreements or representations. No amendment, modification, termination or waiver of any provision of this Guaranty, shall in any event be effective without the written consent of Neuromed and Guarantor.

SECTION 4.4. Assignment and Successors and Assigns Generally. Neuromed may assign this Guarantee, upon notice to Guarantor but without the written consent of Guarantor, (a) to an Affiliate or (b) to a successor to all or substantially all of Neuromed’s stock or the relevant portion of its assets or business to which this Guarantee relates (whether by stock purchase, asset purchase, merger or otherwise). This Guaranty is a continuing Guaranty and shall be binding upon the Guarantor or each of its successors and assigns. This Guaranty shall inure to the benefit of Neuromed or its successors and assigns. Nothing contained in this Guaranty shall be deemed to confer upon anyone other than the parties hereto (and their permitted successors and assigns) any right to insist upon or to enforce the performance or observance of any of the obligations contained herein; provided, however, that Neuromed may assign its right to receive payment hereunder to any third party with the consent of Guarantor (not to be unreasonably withheld), provided, that any such assignee of the right to receive payment hereunder shall not have the power to assert any of the rights of Neuromed hereunder against Guarantor.

SECTION 4.5. APPLICABLE LAW. THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PRINCIPLES THAT MIGHT APPLY THE LAW OF ANOTHER JURISDICTION.

SECTION 4.6. JURISDICTION. ANY ACTION OR PROCEEDING AGAINST THE GUARANTOR RELATING IN ANY WAY TO THIS GUARANTY MAY BE BROUGHT AND ENFORCED IN THE COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK (OR, IF SUCH COURTS DO NOT HAVE SUBJECT MATTER JURISDICTION, IN ANY NEW YORK STATE COURT LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK), AND THE GUARANTOR IRREVOCABLY CONSENTS TO THE JURISDICTION OF EACH SUCH COURT IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. THE GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO THE GUARANTOR AT ITS ADDRESS AS PROVIDED FOR NOTICES HEREUNDER. THE FOREGOING SHALL NOT LIMIT THE RIGHT OF NEUROMED TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO OBTAIN EXECUTION OF ANY JUDGMENT, IN ANY OTHER JURISDICTION.

5

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

THE GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING UNDER THIS GUARANTY IN ANY COURT LOCATED IN THE STATE OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY COURT LOCATED IN THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK IS NOT A CONVENIENT FORUM FOR ANY SUCH ACTION OR PROCEEDING.

6

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

SECTION 4.7. Severability. If any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 4.8. Interpretation. Section headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

SECTION 4.9 Further Assurances. At any time or from time to time, upon the request of Neuromed, the Guarantor shall execute and deliver such further documents and do such other acts and things as Neuromed may reasonably request in order to effect fully the purposes of this Guaranty, in accordance with its terms and subject to all limitations. The Guarantor agrees to be liable for any reasonable expenses incurred by Neuromed and/or its successors and assigns with respect to any reasonable action or proceeding to enforce this Guaranty.

SECTION 4.10 Effectiveness. This Guaranty shall become effective with respect to the Guaranteed Obligations relating to the Base Agreement or any Contract.

IN WITNESS WHEREOF, the Guarantor has executed this Guaranty by its duly authorized officers as of the date first above written.

COVIDIEN INTERNATIONAL FINANCE S.A.

By:
Name:	Michelangelo F. Stefani
Title:	General Counsel EMEA

Facsimile:	352 266 379 92
Address:	Covidien International Finance Group SA
Bd. Prince Henri 3b, 4th Floor
L-1724 Luxembourg

7

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

EXHIBIT M

Guaranty of NPL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

GUARANTY

by

NEUROMED PHARMACEUTICALS LTD.

in favor of

MALLINCKRODT INC.

Dated as of June 11, 2009

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

GUARANTY

GUARANTY (this “Guaranty”), dated as of June 11, 2009 by Neuromed Pharmaceuticals Ltd., a corporation organized and existing under the laws of Canada, (the “Guarantor”), in favor of Mallinckrodt Inc., a corporation organized and existing under the laws of the State of Delaware (“Mallinckrodt”).

R E C I T A L S

(A) Mallinckrodt is entering into a transaction with an affiliate of the Guarantor, Neuromed Development Inc. (“Neuromed”), to purchase certain assets and assume certain specified liabilities of Neuromed, in accordance with the terms and conditions set forth in that certain Asset Purchase Agreement between Neuromed and Mallinckrodt of even date herewith (“Base Agreement”).

(B) Mallinckrodt is requiring, as a condition to the signing of and closing of the transactions under the Base Agreement, that the Guarantor execute and deliver this Guaranty. Mallinckrodt will not execute the Base Agreement but for the execution and delivery of this Guaranty by Guarantor.

(E) the Guarantor is an affiliate of Neuromed.

(F) In furtherance of the business purposes of the Guarantor, the Guarantor desires to guaranty all obligations of Neuromed in connection with the Base Agreement and the agreements or other instruments entered into by Neuromed in connection therewith (the “Contracts”).

NOW, THEREFORE, based upon the foregoing, and in order to induce Mallinckrodt to execute the Base Agreement, the Guarantor hereby agrees as follows:

ARTICLE 1

DEFINITIONS

ARTICLE 1 SECTION 1.1. Definitions. As used in this Guaranty, the following terms have the following meanings unless the context otherwise requires:

“Guaranteed Obligations” has the meaning ascribed to such term in Section 2.1.

“Guaranty” means this Guaranty, as it may be amended, supplemented or otherwise modified from time to time in writing signed by the Guarantor and Mallinckrodt.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

ARTICLE 2

THE GUARANTY

SECTION 2.1. The Guaranty. Except as expressly set forth herein, the Guarantor hereby unconditionally guarantees to Mallinckrodt the full and punctual payment and performance by Neuromed of its liabilities and other obligations in respect of the Base Agreement and under the Contracts, whether for principal, interest, premiums, fees, indemnities, damages, costs, expenses or otherwise, in each case subject to the conditions and limitations expressly set forth in the Base Agreement or the Contracts (the “Guaranteed Obligations”). The Guarantor expressly acknowledges that default by Neuromed or the failure of Neuromed to perform any Guaranteed Obligation in the time required in each case under the Base Agreement or the relevant Contract(s), is a condition of the exercise of this Guaranty with respect to Neuromed.

SECTION 2.2. Termination of Guaranty. This Guaranty shall remain in full force and effect until the earliest date on which (i) all of the Guaranteed Obligations have been completely performed and paid in full, or (ii) a replacement guarantor reasonably acceptable to Mallinckrodt shall have assumed all the rights and obligations of the Guarantor under this Guaranty. The Guarantor’s payment of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge the Guarantor’s liability, as set forth herein, for any portion of the Guaranteed Obligations that has not been completely performed or indefeasibly paid in full.

SECTION 2.3. Guaranty Unconditional. The Guarantor agrees that the obligations of the Guarantor hereunder shall be unconditional and absolute. Notwithstanding any provision of this Guaranty to the contrary, the Guarantor shall be entitled to assert as a defense to any claim for payment of any Guaranteed Obligations, that (i) such Guaranteed Obligations are not currently due under the terms of the Base Agreement or any relevant Contract or (ii) that such Guaranteed Obligations have previously been paid in full. In no event shall this Guaranty be interpreted to impose upon the Guarantor any obligations that are not part of or are beyond the Guaranteed Obligations.

SECTION 2.4. Waivers of Notices and Defenses. The Guarantor hereby waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any corporation or person against Neuromed or any other corporation or person, except that no payment shall be sought from the Guarantor under this Guaranty unless a notice of default has been served to Neuromed with a copy to the Guarantor providing for a minimum cure period of 15 days to remedy such default (if and only if such default is curable) and indicating Mallinckrodt’s intention to claim under this Guaranty in the absence of remedy within such cure period.

SECTION 2.5. Stay. The Guarantor agrees that, notwithstanding anything to the contrary herein, if Mallinckrodt is stayed upon the insolvency, bankruptcy, or reorganization of Neuromed or any of its affiliates from exercising its rights to enforce or exercise any right or remedy with respect to any Guaranteed Obligations, or is prevented from giving any notice or

2

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

demand for payment or performance or taking any action to realize on any security or collateral or is prevented from collecting any of the Guaranteed Obligations, in any such case, by such proceeding or action, the Guarantor shall pay or render to Mallinckrodt upon demand therefor the amount that would otherwise have been due had such rights and remedies been permitted to be exercised by Mallinckrodt.

SECTION 2.6. No Enforcement of Subrogation. Upon making any payment or performance with respect to any Guaranteed Obligation hereunder, the Guarantor shall be subrogated to the rights of Mallinckrodt against Neuromed with respect to such payment; provided that the Guarantor shall not enforce any payment right by way of subrogation until all Guaranteed Obligations have been paid in full.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

The Guarantor hereby represents and warrants to Mallinckrodt that the following statements are true and correct:

SECTION 3.1. Binding Obligation. This Guaranty has been duly and validly executed and delivered by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally and by equitable principles relating to the availability of equitable remedies.

ARTICLE 4

MISCELLANEOUS

SECTION 4.1 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, facsimile transmission or similar writing) and shall be given to such party at its address or telecopy number set forth, in the case the Guarantors, on the signature pages hereof, or in the case of Mallinckrodt, in the Base Agreement, or such other address or telecopy number as such party may hereafter specify for the purpose by notice to the other party. Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when such telecopy is transmitted to the telecopy number specified in this Section and electronic confirmation has been received, or (ii) if given by any other means (which in the case of mail shall be registered mail or airmail for international mail), when delivered at the address specified in this Section.

SECTION 4.2. Waivers. No failure or delay by Mallinckrodt in exercising any right, power or privilege hereunder or under the Base Agreement or any Contract shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

3

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

SECTION 4.3. Amendments and Waivers. This Guaranty constitutes the complete agreement of Mallinckrodt and the Guarantor with respect to the subject matter hereof and supersedes all prior or contemporaneous negotiations, promises, covenants, agreements or representations. No amendment, modification, termination or waiver of any provision of this Guaranty, shall in any event be effective without the written consent of Mallinckrodt and Guarantor.

SECTION 4.4. Successors and Assigns Generally. This Guaranty is a continuing Guaranty and shall be binding upon the Guarantor or each of its successors and assigns. This Guaranty shall inure to the benefit of Mallinckrodt or its successors and assigns. Nothing contained in this Guaranty shall be deemed to confer upon anyone other than the parties hereto (and their permitted successors and assigns) any right to insist upon or to enforce the performance or observance of any of the obligations contained herein.

SECTION 4.5. APPLICABLE LAW. THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PRINCIPLES THAT MIGHT APPLY THE LAW OF ANOTHER JURISDICTION.

SECTION 4.6. JURISDICTION. ANY ACTION OR PROCEEDING AGAINST THE GUARANTOR RELATING IN ANY WAY TO THIS GUARANTY MAY BE BROUGHT AND ENFORCED IN THE COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK (OR, IF SUCH COURTS DO NOT HAVE SUBJECT MATTER JURISDICTION, IN ANY NEW YORK STATE COURT LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK), AND THE GUARANTOR IRREVOCABLY CONSENTS TO THE JURISDICTION OF EACH SUCH COURT IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. THE GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO THE GUARANTOR AT ITS ADDRESS AS PROVIDED FOR NOTICES HEREUNDER. THE FOREGOING SHALL NOT LIMIT THE RIGHT OF MALLINCKRODT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO OBTAIN EXECUTION OF ANY JUDGMENT IN ANY OTHER JURISDICTION.

THE GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING UNDER THIS GUARANTY IN ANY COURT LOCATED IN THE STATE OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY COURT LOCATED IN THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK IS NOT A CONVENIENT FORUM FOR ANY SUCH ACTION OR PROCEEDING.

4

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

SECTION 4.7. Severability. If any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 4.8. Interpretation. Section headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

SECTION 4.9 Further Assurances. At any time or from time to time, upon the request of Mallinckrodt, the Guarantor shall execute and deliver such further documents and do such other acts and things as Mallinckrodt may reasonably request in order to effect fully the purposes of this Guaranty, in accordance with its terms and subject to all limitations. The Guarantor agrees to be liable for any reasonable expenses incurred by Mallinckrodt and/or its successors and assigns with respect to any reasonable action or proceeding to enforce this Guaranty.

SECTION 4.10 Effectiveness. This Guaranty shall become effective with respect to the Guaranteed Obligations relating to the Base Agreement or any Contract.

5

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

IN WITNESS WHEREOF, the Guarantor has executed this Guaranty by its duly authorized officers as of the date first above written.

NEUROMED PHARMACEUTICALS LTD.

By:
Name:
Title:

Facsimile:
Address:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

SCHEDULE 6.2(D)

REQUIRED CONSENTS

Consent of ALZA Corporation, as required, with respect to assignment of the agreements between Seller and/or its Affiliates and ALZA listed in Exhibit C (Items A1-6) and with respect to the transactions contemplated under this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

This First Amendment to Asset Purchase Agreement (this “Amendment”) is made as of July 15, 2009, between Neuromed Pharmaceuticals Ltd., a British Columbia corporation (“Seller”), and Mallinckrodt Inc., a Delaware corporation and an indirect subsidiary of Covidien plc (“Purchaser”). Purchaser and Seller may each be referred to herein as a “Party” and collectively as the “Parties.” Unless otherwise defined in this Amendment, each capitalized term used herein shall have the meaning ascribed to it in the Agreement.

Recitals

WHEREAS, Neuromed Development Inc., a corporation organized under the laws of Barbados (“NDI”), and Purchaser entered into that certain Asset Purchase Agreement dated as of June 11, 2009 (the “Agreement”);

WHEREAS, NDI subsequently transferred to Seller all of NDI’s rights and interests in and to, and all of its obligations under, the Agreement and Seller duly has accepted all such rights and assumed all such obligations;

WHEREAS, the Parties agree that certain of the Contracts which were included among the Transferred Contracts and transferred by Seller to Purchaser at the Closing were erroneously included among the Transferred Contracts; and

WHEREAS, the Parties desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and sufficient consideration, receipt of which is hereby acknowledged, the Parties agree as follows:

1.	The paragraph of Section 8.5 of the Agreement which begins “If to Seller, to” hereby is deleted in its entirety and replaced as follows:

“If to Seller, to:

Neuromed Pharmaceuticals Ltd.

301-2389 Health Sciences Mall

Vancouver, BC V6T1Z3

Canada

Attention: Christopher Gallen

with a copy (which shall not constitute notice) to:

Cooley Godward Kronish LLP

Five Palo Alto Square

Palo Alto, CA 94306

Attention: Barclay James Kamb

       Laura A. Berezin

Facsimile No.: (650) 849-7400

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

2.	The Parties acknowledge and agree that inclusion of the following Contracts as Transferred Contracts was erroneous:

a.	[*].

b.	[*].

c.	[*].

d.	[*].

e.	[*].

f.	[*].

g.	[*].

h.	[*].

i.	[*].

j.	[*].

k.	[*].

l.	[*].

m.	[*].

n.	[*].

o.	[*].

3.	The contents of Exhibit C to the Agreement hereby are deleted in their entirety and replaced with the contents set forth on the revised version of Exhibit C attached to this Amendment.

2

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

4.	For avoidance of doubt, the reference to Exhibit C in the definition of “Transferred Contracts” as set forth on Exhibit A to the Agreement and elsewhere in the Agreement shall be deemed, from and after the date of this Amendment, to refer to Exhibit C as revised and attached to this Amendment.

5.	All other provisions of the Agreement not specifically and expressly amended by this Amendment shall remain in full force and effect.

Remainder of the page left blank intentionally.

3

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

IN WITNESS WHEREOF, this Amendment has been executed and delivered by the parties hereto by their respective duly authorized representatives as of the date first above written.

NEUROMED PHARMACEUTICALS, LTD.		MALLINCKRODT INC.

By:	/s/ Christopher C. Gallen, M.D., Ph.D.	By:	/s/ John H. Masterson
Name:	Christopher C. Gallen, M.D., Ph.D.	Name:	John H. Masterson
Title:	President & CEO	Title:	Secretary

4

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.

EXHIBIT C

Transferred Contracts

A.	Agreements between Seller and ALZA Corporation

1. Development and Commercialization Agreement, dated April 20, 2007, by and between Alza Corporation and Neuromed Development Inc., and as amended by Amendment 1, dated October 30, 2007, Amendment 2, dated October 30, 2007, Amendment 3, dated August 15, 2007, Amendment 4, dated October 24, 2007, Amendment 5, dated January 22, 2008, Amendment 6, dated April 11, 2008, Amendment 7, dated June 30, 2008, Amendment 8, dated April 23, 2009, Amendment 9, dated February 12, 2009, Amendment 10, dated April 23, 2009 and Amendment 11, dated June 9, 2009 (collectively, the “ALZA Development and Commercialization Agreement”);

2. Product Supply Agreement, dated April 20, 2007, by and between Alza Corporation and Neuromed Development Inc.;

3. Trademark Agreement, dated April 20, 2007, by and between Alza Corporation and Neuromed Development Inc.;

4. Pharmacovigilance Agreement, dated September 19, 2007, by and between Alza Corporation and Neuromed Development Inc.;

5. Clinical Supplies Quality Agreement, dated November 16, 2007, by and among Alza Corporation, Johnson & Johnson Pharmaceutical Research and Development LLC and Neuromed Development Inc., as amended December 17, 2008; and

6. Commercial Supplies Quality Agreement, dated May 15, 2009, by and among Alza Corporation, Janssen Cilag Manufacturing LLC and Neuromed Development Inc..

B.	Agreements between Neuromed Development Inc. and any Third Party related to the Products:

1. Master Services Agreement, dated May 19, 2008, with [*] and related work order numbers 2 and 3, both dated March 13, 2009; and

2. Master Services Agreement, dated October 21, 2008, with [*] and related services agreement addendum numbers 1 and 2, both dated November 17, 2008.

5

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 promulgated under the Securities Act of 1933, as amended; [*] denotes omissions.